AMCAP FUND, INC.

                                     Part B
                                 Retirement Plan
                       Statement of Additional Information

                                   May 1, 2004

                         (as supplemented April 4, 2005)


This document is not a prospectus but should be read in conjunction with the current Retirement Plan Prospectus of AMCAP Fund (the "fund" or "AMCAP") dated May 1, 2004. The prospectus may be obtained from your financial adviser or by writing to the fund at the following address:

                                AMCAP Fund, Inc.
                              Attention: Secretary
                             333 South Hope Street
                         Los Angeles, California 90071
                                 (213) 486-9200

                               TABLE OF CONTENTS



Item                                                                  Page No.
----                                                                  --------
Certain Investment Limitations and Guidelines . . . . . . . . . . .        2
Description of Certain Securities and Investment Techniques . . . .        2
Fundamental Policies and Investment Restrictions. . . . . . . . . .        5
Management of the Fund. . . . . . . . . . . . . . . . . . . . . . .        7
Taxes and Distributions . . . . . . . . . . . . . . . . . . . . . .       22
Purchase, Exchange and Sale of Shares . . . . . . . . . . . . . . .       24
Sales Charges . . . . . . . . . . . . . . . . . . . . . . . . . . .       27
Class A Sales Charge Reductions . . . . . . . . . . . . . . . . . .       30
Price of Shares . . . . . . . . . . . . . . . . . . . . . . . . . .       32
Shareholder Account Services  . . . . . . . . . . . . . . . . . . .       34
Execution of Portfolio Transactions . . . . . . . . . . . . . . . .       34
General Information . . . . . . . . . . . . . . . . . . . . . . . .       35
Appendix. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       39
Financial Statements





                              AMCAP Fund - Page 1

                 CERTAIN INVESTMENT LIMITATIONS AND GUIDELINES

The following limitations and guidelines are considered AT THE TIME OF PURCHASE, under normal circumstances, and are based on a percentage of the fund's net assets unless otherwise noted. This summary is not intended to reflect all of the fund's investment limitations.


GENERAL GUIDELINES

..    The fund will invest primarily in common stocks of companies domiciled in the United States. In determining whether a company is domiciled in the United States, the fund's investment adviser will consider the domicile determination of a leading securities index and may also take into account such factors as where the company is legally organized and/or maintains principal corporate offices and/or conducts its principal operations. The fund will generally only invest in U.S. securities that are traded in U.S. markets.

..    The fund may also invest in securities convertible into common stocks, straight debt securities (i.e., not convertible into equity), cash or cash equivalents, U.S. government securities or nonconvertible preferred stocks.

DEBT SECURITIES

..    The fund may invest in debt securities with an investment grade rating by
     Standard & Poor's Corporation or Moody's Investors Service, Inc. (or unrated but considered to be of equivalent quality).

                        *     *     *     *     *     *

The fund may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions.


          DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

The descriptions below are intended to supplement the material in the prospectus under "Investment Objective, Strategies and Risks."


EQUITY SECURITIES - Equity securities represent an ownership position in a company. Equity securities held by the fund typically consist of common stocks. The prices of equity securities fluctuate based on, among other things, events specific to their issuers and market, economic and other conditions.


The growth-oriented, equity-type securities generally purchased by the fund may involve large price swings and potential for loss.


DEBT SECURITIES - Debt securities are used by issuers to borrow money. Generally, issuers pay investors interest and repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values and increase in value until maturity. The prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, prices of debt securities decline when interest rates rise and increase when interest rates fall.


                              AMCAP Fund - Page 2

Certain additional risk factors relating to debt securities are discussed below:


     SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES - Debt securities may be sensitive to adverse economic changes, political and corporate developments and interest rate changes. In addition, during an economic downturn or substantial period of rising interest rates, issuers that are highly leveraged may experience increased financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. Periods of economic change and uncertainty also can be expected to result in increased volatility of market prices and yields of certain debt securities.

     PAYMENT EXPECTATIONS - Debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the fund would have to replace the security with a lower yielding security, resulting in a decreased return to investors. If the issuer of a debt security defaults on its obligations to pay interest or principal or is the subject of bankruptcy proceedings, the fund may incur losses or expenses in seeking recovery of amounts owed to it.

     LIQUIDITY AND VALUATION - There may be little trading in the secondary market for particular debt securities, which may affect adversely the fund's ability to value accurately or dispose of such debt securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of debt securities.

The investment adviser attempts to reduce the risks described above through diversification of the portfolio and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments, but there can be no assurance that it will be successful in doing so.


SECURITIES WITH EQUITY AND DEBT CHARACTERISTICS - The fund may invest in securities that have a combination of equity and debt characteristics. These securities may at times behave more like equity than debt and vice versa. Some types of convertible bonds or preferred stocks automatically convert into common stocks. The prices and yields of nonconvertible preferred stocks generally move with changes in interest rates and the issuer's credit quality, similar to the factors affecting debt securities.


Convertible bonds, convertible preferred stocks and other securities may sometimes be converted into common stocks or other securities at a stated conversion ratio. These securities, prior to conversion, may pay a fixed rate of interest or a dividend. Because convertible securities have both debt and equity characteristics, their value varies in response to many factors, including the value of the underlying assets, general market and economic conditions, and convertible market valuations, as well as changes in interest rates, credit spreads, and the credit quality of the issuer.


U.S. TREASURY SECURITIES - U.S. Treasury securities include direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, will be paid in full.


                              AMCAP Fund - Page 3

U.S. AGENCY SECURITIES - U.S. agency securities include those securities issued by certain U.S. government instrumentalities and certain federal agencies. These securities are neither direct obligations of, nor guaranteed by, the Treasury. However, they generally involve some form of federal sponsorship: some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; and others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to: Federal Home Loan Bank, Federal Home Loan Mortgage Corporation ("Freddie Mac"), Federal National Mortgage Association ("Fannie Mae"), Tennessee Valley Authority and Federal Farm Credit Bank System.


INVESTING IN SMALLER CAPITALIZATION STOCKS - The fund may invest in the stocks of smaller capitalization companies (typically companies with market capitalizations of less than $2.0 billion at the time of purchase). The investment adviser believes that the issuers of smaller capitalization stocks often provide attractive investment opportunities. However, investing in smaller capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. For example, smaller companies often have limited product lines, markets or financial resources, may be dependent for management on one or a few key persons, and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts, and may be subject to wider price swings, thus creating a greater chance of loss than securities of larger capitalization companies.


CASH AND CASH EQUIVALENTS - These include: (i) commercial paper (for example, short-term notes up to 12 months in maturity issued by corporations, governmental bodies or bank/ corporation sponsored conduits (asset-backed commercial paper)), (ii) short-term bank obligations (for example, certificates of deposit, bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)) or bank notes, (iii) savings association and savings bank obligations (for example, bank notes and certificates of deposit issued by savings banks or savings associations), (iv) securities of the U.S. government, its agencies or instrumentalities that mature, or may be redeemed, in one year or less, and (v) corporate bonds and notes that mature, or that may be redeemed, in one year or less.


4(2) COMMERCIAL PAPER - The fund may purchase commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933 (the "1933 Act"). 4(2) commercial paper has substantially the same price and liquidity characteristics as commercial paper generally, except that the resale of 4(2) commercial paper is limited to the institutional investor marketplace. Such a restriction on resale makes 4(2) commercial paper technically a restricted security under the 1933 Act. In practice, however, 4(2) commercial paper can be resold as easily as any other unrestricted security held by the fund. Accordingly, 4(2) commercial paper has been determined to be liquid under procedures adopted by the fund's board of directors.

                        *     *     *     *     *     *

PORTFOLIO TURNOVER - Portfolio changes will be made without regard to the length of time particular investments may have been held. Short-term trading profits are not the fund's objective, and changes in its investments are generally accomplished gradually, though short-term transactions may occasionally be made. High portfolio turnover (100% or more) involves correspondingly greater transaction costs in the form of dealer spreads or brokerage


                              AMCAP Fund - Page 4
commissions, and may result in the realization of net capital gains, which are taxable when distributed to shareholders.


A fund's portfolio turnover rate would equal 100% if each security in the fund's portfolio were replaced once per year. The fund's portfolio turnover rates for the fiscal years ended 2004 and 2003 were 17% and 18%, respectively. See "Financial Highlights" in the prospectus for the fund's annual portfolio turnover rate for each of the last five fiscal years.


                FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES - The fund has adopted the following fundamental policies and investment restrictions which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), as the vote of the lesser of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities. All percentage limitations are considered at the time securities are purchased and are based on the fund's net assets unless otherwise indicated. None of the following investment restrictions involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the fund.


1.   The fund may not invest in:

(a) real estate (although it has not been the practice of the fund to make such investments, the fund may invest in the securities of real estate investment trusts);

(b)  commodities or commodity contracts;

(c)  companies for the purpose of exercising control or management;

(d) the securities of companies which, with their predecessors, have a record of less than three years' continuing operation, if such purchase at the time thereof would cause more than 5% of the value of the fund's total assets to be invested in the securities of such companies;

(e) securities which would subject the fund to unlimited liability (such as assessable shares or partnership interests);

(f) any securities of another issuer if immediately after and as a result of such purchase (1) the market value of the securities of such other issuer shall exceed 5% of the market value of the total assets of the fund or (2) the fund shall own more than 10% of any class of securities or of the outstanding voting securities of such issuer; or

(g) any securities if immediately after and as a result of such purchase more than 25% of the market value of the total assets of the fund are invested in securities of companies in any one industry.

2.   The fund may not engage in short sales or margin purchases.


                              AMCAP Fund - Page 5

3. The fund may not lend money or securities. The making of deposits with banks and the purchase of a portion of the issue of bonds, debentures, or other debt securities which are publicly distributed or of a type generally purchased by institutional investors, are not regarded as loans.

4. The fund may not invest more than 10% of the value of its total assets in securities that are illiquid, nor may it engage in the business of underwriting securities of other issuers.

5. The fund may not borrow in excess of 10% of its total assets taken at cost or pledge its assets taken at market value to an extent greater than 15% of total assets taken at cost. Asset coverage of at least 300% taken at market value must be maintained. No borrowing may be undertaken except as a temporary measure for extraordinary or emergency purposes. (The fund may borrow only from banks. The fund, however, has never borrowed and does not currently anticipate borrowing.)

Investment restriction #1 does not apply to deposits in banks or to the purchase of securities issued or fully guaranteed by the U.S. government (or its agencies or instrumentalities). For purposes of investment restriction #1(g), the fund will not invest 25% or more (rather than "more than 25%") of its total assets in the securities of issuers in the same industry.


Notwithstanding investment restriction #5, the fund has no current intention (at least during the next 12 months) to leverage its assets.


The following policies are non-fundamental policies which may be changed by action of the Board of Directors, without shareholder approval:


1. The fund may not invest in securities of open-end investment companies except in connection with a merger, consolidation or acquisition of assets. (Notwithstanding this restriction, if deemed advisable by its officers, compensation paid by the fund to its Directors may be invested in securities of this or other investment companies under a deferred compensation plan adopted by Directors pursuant to an exemptive order granted by the Securities and Exchange Commission.)

2. The fund may invest in securities of closed-end investment companies within the limitations imposed by the 1940 Act. In general, this means that the fund
(i) will not own more than 3% of the outstanding voting stock of a closed-end investment company, (ii) will not invest more than an aggregate of 5% of its total assets in securities issued by closed-end investment companies, and (iii) together with all other investment companies served by the investment adviser, will not own more than 10% of the outstanding voting stock of a closed-end investment company. Any such purchases will be made only in the open market or as a part of a merger, consolidation, or acquisition of assets, and will not involve commissions or profits to a sponsor or dealer other than customary brokerage commissions.

3. The fund may not issue senior securities except as permitted under the 1940 Act.


                              AMCAP Fund - Page 6

                             MANAGEMENT OF THE FUND

BOARD OF DIRECTORS AND OFFICERS

                                      YEAR FIRST                                            NUMBER OF BOARDS
                         POSITION      ELECTED                                               WITHIN THE FUND
                         WITH THE     A DIRECTOR       PRINCIPAL OCCUPATION(S) DURING      COMPLEX/2/ ON WHICH
     NAME AND AGE          FUND     OF THE FUND/1/              PAST 5 YEARS                 DIRECTOR SERVES
----------------------------------------------------------------------------------------------------------------
 "NON-INTERESTED" DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
 H. Frederick            Director        1998        Private investor; former President            19
 Christie                                            and CEO, The Mission Group
 Age: 70                                             (non-utility holding company,
                                                     subsidiary of Southern California
                                                     Edison Company)
----------------------------------------------------------------------------------------------------------------
 Mary Anne Dolan         Director        1998        Founder and President, M.A.D., Inc.            3
 Age: 57                                             (communications company); former
                                                     Editor-in-Chief, The Los Angeles
                                                                      ---------------
                                                     Herald Examiner
                                                     ---------------
----------------------------------------------------------------------------------------------------------------
 Martin Fenton           Director        1990        Chairman of the Board and CEO,                16
 Age: 68                                             Senior Resource Group LLC
                                                     (development and management of
                                                     senior living communities)
----------------------------------------------------------------------------------------------------------------
 Mary Myers Kauppila     Director        1998        Private investor; Chairman of the              5
 Age: 50                                             Board and CEO, Ladera Management
                                                     Company (venture capital and
                                                     agriculture); former owner and
                                                     President, Energy Investment, Inc.
                                                                                           ---------------------
-------------------------------------------------------------------------------------------
 Bailey Morris-Eck       Director        1999        Director and Programming Chair, WYPR           3
 Age: 59                                             Baltimore/Washington (public radio
                                                     station); Senior Associate,
                                                     Financial News (London); Senior
                                                     --------------
                                                     Fellow, Institute for International
                                                     Economics; former Vice President,
                                                     The Brookings Institution
----------------------------------------------------------------------------------------------------------------
 Kirk P. Pendleton       Director        1986        Chairman of the Board and CEO,                 6
 Age: 64                                             Cairnwood, Inc. (venture capital
                                                     investment)
----------------------------------------------------------------------------------------------------------------
 Olin C. Robison         Director        1998        President of the Salzburg Seminar;             3
 Age: 67                                             President Emeritus, Middlebury
                                                     College
----------------------------------------------------------------------------------------------------------------
 Steven B. Sample        Director        1999        President, University of Southern              2
 Age: 63                                             California
----------------------------------------------------------------------------------------------------------------


                          OTHER DIRECTORSHIPS/3// /HELD
     NAME AND AGE                  BY DIRECTOR
--------------------------------------------------------
 "NON-INTERESTED" DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
 H. Frederick            Ducommun Incorporated;
 Christie                IHOP Corporation;
 Age: 70                 Southwest Water Company;
                         Valero L.P.
--------------------------------------------------------
 Mary Anne Dolan         None
 Age: 57
--------------------------------------------------------
 Martin Fenton           None
 Age: 68
--------------------------------------------------------
 Mary Myers Kauppila     None
 Age: 50
--------------------------------------------------------
 Bailey Morris-Eck       The Nevis Fund, Inc.
 Age: 59
--------------------------------------------------------
 Kirk P. Pendleton       None
 Age: 64
--------------------------------------------------------
 Olin C. Robison         American Shared Hospital
 Age: 67                 Services
--------------------------------------------------------
 Steven B. Sample        UNOVA, Inc.;
 Age: 63                 William Wrigley Jr. Company
--------------------------------------------------------



                              AMCAP Fund - Page 7

 [This page is intentionally left blank for this filing.]

                              AMCAP Fund - Page 8

                                                             PRINCIPAL OCCUPATION(S) DURING
                                           YEAR FIRST               PAST 5 YEARS AND
                                            ELECTED                  POSITIONS HELD               NUMBER OF BOARDS
                           POSITION        A DIRECTOR           WITH AFFILIATED ENTITIES           WITHIN THE FUND
                           WITH THE      AND/OR OFFICER       OR THE PRINCIPAL UNDERWRITER       COMPLEX/2/ ON WHICH
     NAME AND AGE            FUND        OF THE FUND/1/               OF THE FUND                  DIRECTOR SERVES
----------------------------------------------------------------------------------------------------------------------
 "INTERESTED" DIRECTORS/4,5/
------------------------------------------------------------------------------------------------------------------------------------
 R. Michael Shanahan     Chairman of          1986        Chairman of the Board, Capital                  2
 Age: 65                 the Board                        Research and Management Company;
                                                          Director, American Funds
                                                          Distributors, Inc.*; Director, The
                                                          Capital Group Companies, Inc.*;
                                                          Chairman of the Board, Capital
                                                          Management Services, Inc.*;
                                                          Director, Capital Strategy Research,
                                                          Inc.*
----------------------------------------------------------------------------------------------------------------------
 Claudia P.              President and     1992-1994      Senior Vice President, Capital                  1
 Huntington              Director             1996        Research and Management Company
 Age: 52
----------------------------------------------------------------------------------------------------------------------




                          OTHER DIRECTORSHIPS/3/ HELD
     NAME AND AGE                 BY DIRECTOR
------------------------------------------------------
 "INTERESTED" DIRECTORS/4,5/
------------------------------------------------------------------------------------------------------------------------------------
 R. Michael Shanahan     None
 Age: 65
------------------------------------------------------
 Claudia P.              None
 Huntington
 Age: 52
------------------------------------------------------




                                                                                   PRINCIPAL OCCUPATION(S) DURING
                             POSITION         YEAR FIRST ELECTED                   PAST 5 YEARS AND POSITIONS HELD
                             WITH THE             AN OFFICER                          WITH AFFILIATED ENTITIES
    NAME AND AGE               FUND             OF THE FUND/1/                OR THE PRINCIPAL UNDERWRITER OF THE FUND
-----------------------------------------------------------------------------------------------------------------------------------
 OTHER OFFICERS/5/
-----------------------------------------------------------------------------------------------------------------------------------
 Timothy D. Armour         Senior Vice               1996         Executive Vice President and Director, Capital Research and
 Age: 43                    President                             Management Company; Director, The Capital Group Companies, Inc.*
-----------------------------------------------------------------------------------------------------------------------------------
 Paul G. Haaga, Jr.        Senior Vice               1994         Executive Vice President and Director, Capital Research and
 Age: 55                    President                             Management Company; Director, The Capital Group Companies, Inc.*;
                                                                  Director, American Funds Distributors, Inc.*
-----------------------------------------------------------------------------------------------------------------------------------
 Brady L. Enright         Vice President             2002         Vice President, Capital Research Company*
 Age: 37
-----------------------------------------------------------------------------------------------------------------------------------
 Joanna F. Jonsson        Vice President             1998         Senior Vice President, Capital Research Company*
 Age: 40
-----------------------------------------------------------------------------------------------------------------------------------
 C. Ross                  Vice President             1999         Vice President, Capital Research Company*
 Sappenfield
 Age: 38
-----------------------------------------------------------------------------------------------------------------------------------
 Stuart R. Strachan       Vice President             2000         Vice President and Senior Counsel - Fund Business Management
 Age: 47                                                          Group, Capital Research and Management Company
-----------------------------------------------------------------------------------------------------------------------------------
 Julie F. Williams          Secretary             1984-1998       Vice President - Fund Business Management Group, Capital Research
 Age: 55                                             2000         and Management Company
-----------------------------------------------------------------------------------------------------------------------------------
 Jeffrey P. Regal           Treasurer                2003         Vice President - Fund Business Management Group, Capital Research
 Age: 32                                                          and Management Company
-----------------------------------------------------------------------------------------------------------------------------------
 Sheryl F. Johnson     Assistant Treasurer           1998         Vice President - Fund Business Management Group, Capital Research
 Age: 35                                                          and Management Company
-----------------------------------------------------------------------------------------------------------------------------------




                              AMCAP Fund - Page 9

* Company affiliated with Capital Research and Management Company.
1 Directors and officers of the fund serve until their resignation, removal or retirement.
2 Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series, which serves as the underlying investment vehicle for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain non-profit organizations.
3 This includes all directorships (other than those of the American Funds) that are held by each Director as a director of a public company or a registered investment company.
4 "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the fund's investment adviser, Capital Research and Management Company, or affiliated entities (including the fund's principal underwriter).
5 All of the officers listed, except C. Ross Sappenfield, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.

THE ADDRESS FOR ALL DIRECTORS AND OFFICERS OF THE FUND IS 333 SOUTH HOPE STREET
- 55TH FLOOR, LOS ANGELES, CALIFORNIA 90071, ATTENTION: FUND SECRETARY.


                              AMCAP Fund - Page 10

FUND SHARES OWNED BY DIRECTORS AS OF DECEMBER 31, 2003

                                                     AGGREGATE DOLLAR RANGE/1/
                                                             OF SHARES
                                                        OWNED IN ALL FUNDS
                                                       IN THE AMERICAN FUNDS
                          DOLLAR RANGE/1/ OF FUND         FAMILY OVERSEEN
          NAME                  SHARES OWNED                BY DIRECTOR
-------------------------------------------------------------------------------
 "NON-INTERESTED" DIRECTORS
-------------------------------------------------------------------------------
 H. Frederick Christie         Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 Mary Anne Dolan               Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 Martin Fenton                 Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 Mary Myers Kauppila            $1 - $10,000               Over $100,000
-------------------------------------------------------------------------------
 Bailey Morris-Eck              $1 - $10,000               Over $100,000
-------------------------------------------------------------------------------
 Kirk P. Pendleton           $10,001 - $50,000             Over $100,000
-------------------------------------------------------------------------------
 Olin C. Robison             $10,001 - $50,000             Over $100,000
-------------------------------------------------------------------------------
 Steven B. Sample              Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 "INTERESTED" DIRECTORS/2/
-------------------------------------------------------------------------------
 Claudia P. Huntington         Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 R. Michael Shanahan           Over $100,000               Over $100,000
-------------------------------------------------------------------------------

1 Ownership disclosure is made using the following ranges: None; $1 - $10,000;
  $10,001 - $50,000; $50,001 - $100,000 and Over $100,000. The amounts listed for "interested" Directors include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.
2 "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the fund's investment adviser, Capital Research and Management Company, or affiliated entities (including the fund's principal underwriter).

DIRECTOR COMPENSATION - No compensation is paid by the fund to any officer or Director who is a director, officer or employee of the investment adviser or its affiliates. The fund pays to Directors who are not affiliated with the investment adviser: (a) fees of $2,000 for each Board of Directors meeting attended, (b) $1,000 for each meeting attended as a member of a committee of the Board of Directors and (c) annual fees of either $14,000 (if the Director also receives compensation as a member of the Board of another fund advised by the investment adviser and the other Board typically meets separately from the fund's Board of Directors), or $50,000 (for all other unaffiliated Directors), a pro rata portion of which is paid by the fund and another fund whose Board meets jointly with the fund's Board of Directors.


The payment by the fund to certain unaffiliated Directors of a larger per fund annual fee reflects the significant time and labor commitment required of any mutual fund Board member overseeing even one fund.


The Nominating Committee of the Board of Directors, a Committee comprised exclusively of Directors not affiliated with the investment adviser, reviews Director compensation periodically, and typically recommends adjustments every other year. In making its recommendations, the Nominating Committee considers a number of factors, including operational, regulatory and other


                              AMCAP Fund - Page 11
developments affecting the scope and complexity of the Board's oversight obligations, as well as comparative industry data.


No pension or retirement benefits are accrued as part of fund expenses. The Directors may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the Directors who are not affiliated with the investment adviser.


DIRECTOR COMPENSATION PAID DURING THE FISCAL YEAR ENDED FEBRUARY 29, 2004

                                                                                                     TOTAL COMPENSATION (INCLUDING
                                                                          AGGREGATE COMPENSATION          VOLUNTARILY DEFERRED
                                                                          (INCLUDING VOLUNTARILY            COMPENSATION/1/)
                                                                         DEFERRED COMPENSATION/1/)     FROM ALL FUNDS MANAGED BY
                                 NAME                                          FROM THE FUND        CAPITAL RESEARCH AND MANAGEMENT
----------------------------------------------------------------------------------------------------  COMPANY OR ITS AFFILIATES/2/
                                                                                                    --------------------------------
 H. Frederick Christie/3/                                                         $19,500                       $239,035
------------------------------------------------------------------------------------------------------------------------------------
 Mary Anne Dolan                                                                   19,500                        105,000
------------------------------------------------------------------------------------------------------------------------------------
 Martin Fenton/3/                                                                  21,000                        215,120
------------------------------------------------------------------------------------------------------------------------------------
 Mary Myers Kauppila/3/                                                            20,500                        130,000
------------------------------------------------------------------------------------------------------------------------------------
 Bailey Morris-Eck/3/                                                              20,000                        106,500
------------------------------------------------------------------------------------------------------------------------------------
 Kirk P. Pendleton/3/                                                              20,500                        164,000
------------------------------------------------------------------------------------------------------------------------------------
 Olin C. Robison/3/                                                                20,500                        109,000
------------------------------------------------------------------------------------------------------------------------------------
 Steven B. Sample                                                                  19,500                         42,000
------------------------------------------------------------------------------------------------------------------------------------

1 Amounts may be deferred by eligible Directors under a non-qualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the Directors. Compensation for the fiscal year ended February 29, 2004 includes earnings on amounts deferred in previous fiscal years.
2 Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series, which serves as the underlying investment vehicle for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain non-profit organizations.
3 Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) through the 2004 fiscal year for participating Directors is as follows: H. Frederick Christie ($80,695), Martin Fenton ($155,459), Mary Myers Kauppila ($141,720), Bailey Morris-Eck ($89,904), Kirk P. Pendleton ($247,281) and Olin C. Robison ($124,854). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Directors.

As of April 1, 2004, the officers and Directors of the fund and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares of the fund.


FUND ORGANIZATION AND THE BOARD OF DIRECTORS - The fund, an open-end, diversified management investment company, was organized as a Delaware corporation in 1966 and reorganized as a Maryland corporation on May 10, 1990. Although the Board of Directors has delegated day-to-day oversight to the investment adviser, all fund operations are supervised by the fund's Board, which meets periodically and performs duties required by applicable state and federal laws.


                              AMCAP Fund - Page 12

Under Maryland law, the fund's business and affairs are managed under the direction of the Board of Directors, and all powers of the fund are exercised by or under the authority of the Board except as reserved to the shareholders by law or the fund's charter or by-laws. Maryland law requires each Director to perform his/her duties as a Director, including his/her duties as a member of any Board committee on which he/she serves, in good faith, in a manner he/she reasonably believes to be in the best interest of the fund, and with the care that an ordinarily prudent person in a like position would use under similar circumstances.


Members of the Board who are not employed by the investment adviser or its affiliates are paid certain fees for services rendered to the fund as described above. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund.


The fund has several different classes of shares, including Class A, B, C, F, 529-A, 529-B, 529-C, 529-E, 529-F, R-1, R-2, R-3, R-4 and R-5 shares. Class R shares are generally only available to employer-sponsored retirement plans. The B, C, F and 529 share classes are described in more detail in the fund's retail prospectus and retail statement of additional information. The shares of each class represent an interest in the same investment portfolio. Each class has pro rata rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution expenses and may bear different transfer agent fees and other expenses properly attributable to the particular class as approved by the Board of Directors and set forth in the fund's rule 18f-3 Plan. Each class' shareholders have exclusive voting rights with respect to the respective class' rule 12b-1 Plans adopted in connection with the distribution of shares and on other matters in which the interests of one class are different from interests in another class. Shares of all classes of the fund vote together on matters that affect all classes in substantially the same manner. Each class votes as a class on matters that affect that class alone.


The fund does not hold annual meetings of shareholders. However, significant matters that require shareholder approval, such as certain elections of Board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the fund will hold a meeting at which any member of the Board could be removed by a majority vote.


The following table identifies those investors who own of record or are known by the fund to own beneficially 5% or more of any class of its shares as of the opening of business on April 1, 2004:


                   NAME AND ADDRESS                     OWNERSHIP PERCENTAGE
-------------------------------------------------------------------------------
 Edward D. Jones & Co.                                  Class A        12.31%
 201 Progress Pkwy.
 Maryland Heights, MO  63043-3009
-------------------------------------------------------------------------------
 Peaster Tractor Inc.                                   Class R-1       6.88
 576 Highland Colony Pkwy., Ste. 300
 Ridgeland, MS  39157-8769
-------------------------------------------------------------------------------
 Counsel Trust Co. TTEE                                 Class R-1       6.60
 Ross & Yerger Def. Contrib. Plan
 235 Saint Charles Way, Ste. 100
 York, PA  17402-4658
-------------------------------------------------------------------------------
 MLPF&S For The Sole Benefit Of Its Customers           Class R-3       8.76
 4800 Deer Lake Dr. E., Fl. 2
 Jacksonville, FL  32246-6484
-------------------------------------------------------------------------------
 Transamerica Life Insurance & Annuity Co. 401K         Class R-3       6.25
 P.O. Box 30368
 Los Angeles, CA  90030-0368
-------------------------------------------------------------------------------
 New York Life Tr. Co.                                  Class R-3       7.54
 Tower Automotive Pen. Pl. 401K
 51 Madison Ave.
 New York, NY  10010-1603
-------------------------------------------------------------------------------
 CB&T Trustee For                                       Class R-4       5.01
 Power & Telephone Supply Company 401(K) Plan
 c/o Fascorp - Inv/Mutual Fund Trading
 8515 E. Orchard Rd. # 2T2
 Greenwood Vlg., CO  80111-5002
-------------------------------------------------------------------------------
 Fidelity Investments Institutional Operations Co.      Class R-4       5.32
 100 Magellan Way KWIC
 Covington, KY  41015-1999
-------------------------------------------------------------------------------
 Chase Manhattan Bank NA TTEE                           Class R-4      35.23
 Ethan Allen 401K EE Svgs. Pl. & Tr.
 P.O. Box 419784
 Kansas City, MO  64141-6784
-------------------------------------------------------------------------------
 The Northern Trust TTEE                                Class R-5       5.25
 UBS Financial Services Inc. Master Investment Trust
 DV
 P.O. Box 92994
 Chicago, IL  60675-2994
-------------------------------------------------------------------------------
 The Northern Trust Company TTEE                        Class R-5      35.64
 Boehringer Ingelheim Savings Plan Trust DV
 P.O. Box 92994
 Chicago, IL  60675-2994
-------------------------------------------------------------------------------
 The Bank of New York TTEE For                          Class R-5       7.22
 Memorial Hermann Healthcare System Pension Plan
 1 Wall Street, Fl. 12
 New York, NY  10286-0001
-------------------------------------------------------------------------------
 CGTC Tr. Capital Group Master Retirement Pl.           Class R-5      22.48
 333 S. Hope St., Fl. 49
 Los Angeles, CA  90071-1406
-------------------------------------------------------------------------------



                              AMCAP Fund - Page 13

COMMITTEES OF THE BOARD OF DIRECTORS - The fund has an Audit Committee comprised of Martin Fenton, Mary Myers Kauppila, Bailey Morris-Eck, Kirk P. Pendleton and Olin C. Robison, none of whom is an "interested person" of the fund within the meaning of the 1940 Act. The Committee provides oversight regarding the fund's accounting and financial reporting policies and practices, its internal controls and the internal controls of the fund's principal service providers. The Committee acts as a liaison between the fund's independent auditors and the full Board of Directors. Four Audit Committee meetings were held during the 2004 fiscal year.


                              AMCAP Fund - Page 14

The fund has a Contracts Committee comprised of H. Frederick Christie, Mary Anne Dolan, Martin Fenton, Mary Myers Kauppila, Bailey Morris-Eck, Kirk P. Pendleton, Olin C. Robison and Steven B. Sample, none of whom is an "interested person" of the fund within the meaning of the 1940 Act. The Committee's function is to request, review and consider the information deemed necessary to evaluate the terms of certain agreements between the fund and its investment adviser or the investment adviser's affiliates, such as the Investment Advisory and Service Agreement, Principal Underwriting Agreement, Administrative Services Agreement and Plans of Distribution under rule 12b-1 of the 1940 Act, that the fund may enter into, renew or continue, and to make its recommendations to the full Board of Directors on these matters. One Contracts Committee meeting was held during the 2004 fiscal year.


The fund has a Nominating Committee comprised of H. Frederick Christie, Mary Anne Dolan and Steven B. Sample, none of whom is an "interested person" of the fund within the meaning of the 1940 Act. The Committee periodically reviews such issues as the Board's composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Directors. The Committee also evaluates, selects and nominates independent director candidates to the full Board of Directors. While the Committee normally is able to identify from its own and other resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Nominating Committee of the fund, addressed to the fund's Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Committee. Two Nominating Committee meetings were held during the 2004 fiscal year.


INVESTMENT ADVISER - The investment adviser, Capital Research and Management Company, founded in 1931, maintains research facilities in the United States and abroad (Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Hong Kong, Singapore and Tokyo) with a staff of professionals, many of whom have significant investment experience. The investment adviser is located at 333 South Hope Street, Los Angeles, CA 90071, and at 135 South State College Boulevard, Brea, CA 92821. The investment adviser's research professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world. The investment adviser believes that it is able to attract and retain quality personnel. The investment adviser is a wholly owned subsidiary of The Capital Group Companies, Inc.


The investment adviser is responsible for managing more than $500 billion of stocks, bonds and money market instruments and serves over 20 million shareholder accounts of all types throughout the world. These investors include individuals, privately owned businesses and large corporations as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.


INVESTMENT ADVISORY AND SERVICE AGREEMENT - The Investment Advisory and Service Agreement (the "Agreement") between the fund and the investment adviser will continue in effect until March 31, 2005, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by: (i) the Board of Directors, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (ii) the vote of a majority of Directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement


                              AMCAP Fund - Page 15
provides that the investment adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days' written notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).


In considering the renewal of the Agreement each year, the Contracts Committee of the Board of Directors evaluates information provided by the investment adviser in accordance with Section 15(c) of the 1940 Act, and presents its recommendations to the full Board of Directors.


In recommending the Agreement's renewal for the current period, the Committee gave consideration to a wide variety of factors, including the fund's historical investment results both on an absolute basis and relative to various peer groups and indices, especially in recent periods and years; the fund's relatively low advisory fees and total expense ratio (both measured as a percentage of the fund's net assets) in comparison with peer funds; the various management and administrative services provided by the investment adviser; and the experience and quality of the investment adviser and its advisory administrative personnel who render services to the fund.


Based on their review, the Committee and the Board concluded that the advisory fees and other expenses of the fund are fair and that shareholders have received reasonable value in return for paying such fees and expenses.


The investment adviser, in addition to providing investment advisory services, furnishes the services and pays the compensation and travel expenses of persons to perform the fund's executive, administrative, clerical and bookkeeping functions, and provides suitable office space, necessary small office equipment and utilities, general purpose accounting forms, supplies, and postage used at the fund's offices. The fund pays all expenses not assumed by the investment adviser, including, but not limited to: custodian, stock transfer and dividend disbursing fees and expenses; shareholder recordkeeping and administrative expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements, and notices to its shareholders; taxes; expenses of the issuance and redemption of fund shares (including stock certificates, registration and qualification fees and expenses); expenses pursuant to the fund's Plans of Distribution (described below); legal and auditing expenses; compensation, fees and expenses paid to Directors unaffiliated with the investment adviser; association dues; costs of stationery and forms prepared exclusively for the fund; and costs of assembling and storing shareholder account data.


The Agreement provides for monthly fees, accrued daily, based on the following annual rates and net asset levels:


                                NET ASSET LEVEL

          RATE                  IN EXCESS OF                  UP TO
------------------------------------------------------------------------------
         0.485%                 $ 0                        $ 1 billion
------------------------------------------------------------------------------
         0.385                    1 billion                  2 billion
------------------------------------------------------------------------------
         0.355                    2 billion                  3 billion
------------------------------------------------------------------------------
         0.335                    3 billion                  5 billion
------------------------------------------------------------------------------
         0.32                     5 billion                  8 billion
------------------------------------------------------------------------------
         0.31                     8 billion                 13 billion
------------------------------------------------------------------------------
         0.30                    13 billion                 21 billion
------------------------------------------------------------------------------
         0.295                   21 billion
------------------------------------------------------------------------------



                              AMCAP Fund - Page 16

The Agreement provides for a management fee reduction to the extent that the annual ordinary operating expenses of the fund's Class A shares exceed 1% of the fund's average net assets. Expenses which are not subject to these limitations are interest, taxes and extraordinary expenses. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and not as expenses. To the extent the fund's management fee must be waived due to Class A share expense ratios exceeding the expense limitations described above, management fees will be reduced similarly for all classes of shares of the fund, or other Class A fees will be waived in lieu of management fees.


For the fiscal years ended February 28, 2004, 2003 and 2002, the investment adviser received from the fund advisory fees of $37,447,000, $27,649,000 and $27,071,000, respectively.


Effective for the period from September 1, 2004 through March 31, 2005, the investment adviser agreed to waive 5% of the management fees that it was otherwise entitled to receive under the Agreement. Beginning April 1, 2005, this waiver increased to 10% of the management fees that it is otherwise entitled to receive and will continue at this level until further review. As a result of this waiver, management fees will be reduced similarly for all classes of shares of the fund.



ADMINISTRATIVE SERVICES AGREEMENT - The Administrative Services Agreement (the "Administrative Agreement") between the fund and the investment adviser relating to the fund's R share classes will continue in effect until March 31, 2005, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by the vote of a majority of Directors who are not parties to the Administrative Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Administrative Agreement provides that the fund may terminate the agreement at any time by vote of a majority of Directors who are not interested persons of the fund. The investment adviser has the right to terminate the Administrative Agreement upon 60 days' written notice to the fund. The Administrative Agreement automatically terminates in the event of its assignment (as defined in the 1940
Act).


Under the Administrative Agreement, the investment adviser provides certain transfer agent and administrative services for shareholders of the fund's R share classes. The investment adviser contracts with third parties, including American Funds Service Company, the fund's Transfer Agent, to provide these services. Services include, but are not limited to, shareholder account maintenance, transaction processing, tax information reporting and shareholder and fund communications. In addition, the investment adviser monitors, coordinates and oversees the activities performed by third parties providing such services. During the start-up period for Class


                              AMCAP Fund - Page 17

R-1, R-2, R-3 and R-4 shares, the investment adviser agreed to pay a portion of these fees. For the year ended February 29, 2004, the total fees paid by the investment adviser were $266,000.


As compensation for its services, the investment adviser receives transfer agent fees for transfer agent services provided to the fund's applicable share classes. Transfer agent fees are paid monthly according to a fee schedule contained in a Shareholder Services Agreement between the fund and American Funds Service Company. The investment adviser also receives an administrative services fee for administrative services provided to the fund's applicable share classes. Administrative services fees are paid monthly, accrued daily and calculated at the annual rate of 0.15% of the average daily net assets for each R share class except Class R-5 shares. For Class R-5 shares, the administrative fee is paid monthly, accrued daily and calculated at the annual rate of 0.10% of the average daily net assets of Class R-5 shares.


During the 2004 fiscal period, administrative services fees, gross of any payments made by the investment adviser, were:

                                                    ADMINISTRATIVE SERVICES FEE
-------------------------------------------------------------------------------------
                 CLASS R-1                                   $ 14,000
-------------------------------------------------------------------------------------
                 CLASS R-2                                    537,000
-------------------------------------------------------------------------------------
                 CLASS R-3                                    252,000
-------------------------------------------------------------------------------------
                 CLASS R-4                                     52,000
-------------------------------------------------------------------------------------
                 CLASS R-5                                     87,000
-------------------------------------------------------------------------------------


PRINCIPAL UNDERWRITER AND PLANS OF DISTRIBUTION - American Funds Distributors, Inc. (the "Principal Underwriter") is the principal underwriter of the fund's shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071; 135 South State College Boulevard, Brea, CA 92821; 3500 Wiseman Boulevard, San Antonio, TX 78251; 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240; and 5300 Robin Hood Road, Norfolk, VA 23513.


The Principal Underwriter receives revenues from sales of the fund's shares. For Class A shares, the Principal Underwriter receives commission revenue consisting of that portion of the Class A sales charge remaining after the allowances by the Principal Underwriter to investment dealers. For Class R-1, R-2, R-3 and R-4 shares, the fund pays the Principal Underwriter for advancing the immediate service fees paid to qualified dealers and advisers who sell the shares.


                              AMCAP Fund - Page 18

Commissions, revenue or service fees retained by the Principal Underwriter after allowances or compensation to dealers were:

                                                                COMMISSIONS,        ALLOWANCE OR
                                                                   REVENUE          COMPENSATION
                                              FISCAL YEAR     OR FEES RETAINED       TO DEALERS
----------------------------------------------------------------------------------------------------
                 CLASS A                         2004            $8,601,000          $39,346,000
                                                 2003             4,196,000           19,764,000
                                                 2002             3,477,000           16,084,000
----------------------------------------------------------------------------------------------------


The fund has adopted Plans of Distribution (the "Plans") pursuant to rule 12b-1 under the 1940 Act. The Principal Underwriter receives amounts payable pursuant to the Plans (see below). As required by rule 12b-1 and the 1940 Act, the Plans (together with the Principal Underwriting Agreement) have been approved by the full board of Directors and separately by a majority of the Directors who are not "interested persons" of the fund and who have no direct or indirect financial interest in the operation of the Plans or the Principal Underwriting Agreement. Potential benefits of the Plans to the fund include: quality shareholder services; savings to the fund in transfer agency costs; benefits to the investment process from growth or stability of assets; and maintenance of a financially healthy management organization. The selection and nomination of Directors who are not "interested persons" of the fund are committed to the discretion of the Directors who are not "interested persons" during the existence of the Plans. The Plans may not be amended to increase materially the amount spent for distribution without shareholder approval. Plan expenses are reviewed quarterly and the Plans must be renewed annually by the board of Directors.


Under the Plans, the fund may annually expend the following amounts to finance any activity primarily intended to result in the sale of fund shares, provided the fund's Board of Directors has approved the category of expenses for which payment is being made: (i) for Class A shares, up to .25% of the average daily net assets attributable to Class A shares; (ii) for Class R-1 shares, 1.00% of the average daily net assets attributable to Class R-1 shares; (iii) for Class R-2 shares, up to 1.00% of the average daily net assets attributable to Class R-2 shares; (iv) for Class R-3 shares, up to 0.75% of the average daily net assets attributable to Class R-3 shares; and (v) for Class R-4 shares, up to 0.50% of its average daily net assets attributable to Class R-4 shares. The fund has not adopted a Plan for Class R-5 shares; accordingly, no 12b-1 fees are paid from Class R-5 share assets.


For Class A shares: (i) up to 0.25% is reimbursed to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (ii) up to the amount allowable under the fund's Class A 12b-1 limit is reimbursed to the Principal Underwriter for paying distribution-related expenses, including for Class A shares dealer commissions and wholesaler compensation paid on sales of shares of $1 million or more purchased without a sales charge (including purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees, and retirement plans, endowments and foundations with $50 million or more in assets) ("no load purchases"). Commissions on no load purchases of Class A shares, in excess of the Class A Plan limitations not reimbursed to the Principal Underwriter during the most recent fiscal quarter are recoverable


                              AMCAP Fund - Page 19
for five quarters, provided that such commissions do not exceed the annual expense limit. After five quarters these commissions are not recoverable.


For Class R-1 shares: (i) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (ii) 0.75% is paid to the Principal Underwriter for distribution-related expenses, including the financing of commissions paid to qualified dealers.


For Class R-2 shares: currently (i) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (ii) 0.50% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.


For Class R-3 shares: currently (i) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (ii) 0.25% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.


For Class R-4 shares, currently 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers or advisers.


During the 2004 fiscal year, 12b-1 expenses accrued and paid, and if applicable, unpaid, were:

                                                         12B-1 LIABILITY
                               12B-1 EXPENSES              OUTSTANDING
------------------------------------------------------------------------------
        CLASS A                 $21,731,000                 $4,009,000
------------------------------------------------------------------------------
       CLASS R-1                     61,000                     25,000
------------------------------------------------------------------------------
       CLASS R-2                    509,000                    195,000
------------------------------------------------------------------------------
       CLASS R-3                    427,000                    172,000
------------------------------------------------------------------------------
       CLASS R-4                     81,000                     31,000
------------------------------------------------------------------------------



OTHER COMPENSATION TO DEALERS - American Funds Distributors, at its expense, currently provides additional compensation to investment dealers. These payments may be made, at the discretion of American Funds Distributors, to the top 75 dealers who have sold shares of the American Funds. The level of payments made to a qualifying dealer in any given year will vary and in no case would exceed the sum of (a) 0.10% of the previous year's fund sales by that dealer and (b) 0.02% of assets attributable to that dealer. For 2004, aggregate payments made by American Funds Distributors to dealers will equal approximately 0.02% of the assets of the American Funds. A number of factors will be considered in determining payments, including the qualifying dealer's sales, assets and redemption rates, and the quality of the dealer's relationship with American Funds Distributors. American Funds Distributors makes these payments to help defray the costs incurred by qualifying dealers in connection with efforts to educate financial advisers about the American Funds so that they can make recommendations and provide services that are suitable and meet shareholder needs. American Funds Distributors will, on an annual basis, determine the advisability of continuing these payments. American Funds Distributors may also pay expenses associated with meetings that facilitate educating financial


                              AMCAP Fund - Page 20
advisers and shareholders about the American Funds that are conducted by dealers, including those outside the top 75 firms.


As of January 2004, the top dealers that American Funds Distributors anticipates will receive additional compensation include:


     1717 Capital Management Company
     A. G. Edwards & Sons, Inc.
     AIG/SunAmerica Group
     American General/Franklin Financial
     Ameritas/The Advisors Group
     AXA Advisors, LLC
     Baird/NMIS Group
     Cadaret, Grant & Co., Inc.
     Cambridge Investment Research, Inc.
     Capital Analysts, Inc.
     Commonwealth Financial Network
     Cuna Brokerage Services, Inc.
     Deutsche Bank Securities Inc.
     Edward Jones
     Ferris, Baker Watts, Inc.
     GE Independent Accountant Network
     Hefren-Tillotson, Inc.
     Hornor, Townsend & Kent, Inc.
     ING Advisors Network
     InterSecurities, Inc.
     Investacorp, Inc.
     Janney Montgomery Scott LLC
     Jefferson Pilot Securities Corporation
     JJB Hilliard/PNC Bank
     Legg Mason Wood Walker, Inc.
     Lincoln Financial Advisors Corporation
     Linsco/Private Ledger Corp.
     McDonald Investments/Society National Bank
     Merrill Lynch, Pierce, Fenner & Smith Inc.
     Metlife Enterprises
     MML Investors Services, Inc.
     Morgan Keegan & Company, Inc.
     NatCity Investment, Inc.
     National Planning Holdings
     NFP Securities, Inc.
     PacLife Group
     Park Avenue Securities LLC
     Princor/PPI
     ProEquities, Inc.
     Raymond James Group
     RBC Dain Rauscher Inc.
     Securian/C.R.I.
     Securities Service Network Inc.
     Signator Investors, Inc.


                              AMCAP Fund - Page 21

     Smith Barney
     Stifel, Nicolaus & Company, Inc.
     The O.N. Equity Sales Company
     UBS Financial Services Inc.
     US Bancorp Piper Jaffray Group
     Wachovia Group
     WS Griffith Securities, Inc.

                            TAXES AND DISTRIBUTIONS

FUND TAXATION - The fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). A regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90% of its investment company taxable income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually 100% of its investment company taxable income and net realized capital gains in the manner required under the Code. The fund intends to distribute annually all of its investment company taxable income and net realized capital gains and therefore does not expect to pay federal income tax, although in certain circumstances, the fund may determine that it is in the interest of shareholders to distribute less than that amount.


To be treated as a regulated investment company under Subchapter M of the Code, the fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the fund's assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), or two or more issuers which the fund controls and which are determined to be engaged in the same or similar trades or businesses.


Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gain (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and
(iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (ii) any amount on which the fund pays income tax during the periods described above. Although the fund intends to distribute its net investment income and net capital gains so as to avoid excise tax liability, the fund may determine that it is in the interest of shareholders to distribute a lesser amount.


                              AMCAP Fund - Page 22

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS - Dividends and capital gain distributions on fund shares will be reinvested in shares of the fund of the same class. Dividends and capital gains distributed by the fund to a retirement plan currently are not taxable.


     DIVIDENDS - The fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term gains over net realized long-term capital losses. Investment company taxable income generally includes dividends, interest, net short-term capital gains in excess of net long-term capital losses, and certain foreign currency gains, if any, less expenses and certain foreign currency losses. To the extent the fund invests in stock of domestic and certain foreign corporations, it may receive "qualified dividends". The fund will designate the amount of "qualified dividends" to its shareholders in a notice sent within 60 days of the close of its fiscal year and will report "qualified dividends" to shareholders on Form 1099-DIV.

     Dividends from domestic corporations are expected to comprise some portion of the fund's gross income. To the extent that such dividends constitute any of the fund's gross income, a portion of the income distributions of the fund may be eligible for the deduction for dividends received by corporations. Corporate shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent that either the fund shares, or the underlying shares of stock held by the fund, with respect to which dividends are received, are treated as debt-financed under federal income tax law and is eliminated if the shares are deemed to have been held by the shareholder or the fund, as the case may be, for less than 46 days during the 90-day period beginning on the date which is 45 days before the date on which the shares become ex-dividend. Capital gain distributions are not eligible for the dividends-received deduction.


     A portion of the difference between the issue price of zero coupon securities and their face value ("original issue discount") is considered to be income to the fund each year, even though the fund will not receive cash interest payments from these securities. This original issue discount (imputed income) will comprise a part of the investment company taxable income of the fund which must be distributed to shareholders in order to maintain the qualification of the fund as a regulated investment company and to avoid federal income taxation at the level of the fund.


     In addition, some of the bonds may be purchased by the fund at a discount that exceeds the original issue discount on such bonds, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any bond having a market discount may be treated as taxable ordinary income to the extent it does not exceed the accrued market discount on such bond or a fund may elect to include the market discount in income in tax years to which it is attributable. Generally, accrued market discount may be figured under either the ratable accrual method or constant interest method. If the fund has paid a premium over the face amount of a bond, the fund has the option of either amortizing the premium until bond maturity and reducing the fund's basis in the bond by the amortized amount, or not amortizing and treating the premium as part of the bond's basis. In the case of any debt security having a fixed maturity date of not more than one year from its date of issue, the gain realized on disposition generally will be treated as a short-term capital gain. In general, any gain


                              AMCAP Fund - Page 23
     realized on disposition of a security held less than one year is treated as a short-term capital gain.


     CAPITAL GAIN DISTRIBUTIONS - The fund also intends to follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. Net capital gains for a fiscal year are computed by taking into account any capital loss carry-forward of the fund.

     If any net long-term capital gains in excess of net short-term capital losses are retained by the fund for reinvestment, requiring federal income taxes to be paid thereon by the fund, the fund intends to elect to treat such capital gains as having been distributed to shareholders.


Shareholders should consult their tax advisers about the application of federal, state and local tax law in light of their particular situation.


                     PURCHASE, EXCHANGE AND SALE OF SHARES

PURCHASES - Class A shares are generally not available for retirement plans using the PlanPremier or Recordkeeper Direct recordkeeping programs.


Class R shares are generally only available to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans. Class R shares are also generally only available to retirement plans where plan level or omnibus accounts (i.e., no participant accounts) are held on the books of a fund. In addition, Class R-5 shares are generally only available to retirement plans with at least $1 million or more in plan assets. Class R shares are generally not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and CollegeAmerica accounts.


Eligible retirement plans may generally open an account and purchase Class A and R shares by contacting any investment dealer (who may impose transaction charges in addition to those described in the fund's prospectus and statement of additional information) authorized to sell the fund's shares. Additional shares may be purchased through a plan's administrator or recordkeeper.


THE FUND AND THE PRINCIPAL UNDERWRITER RESERVE THE RIGHT TO REJECT ANY PURCHASE ORDER.

EXCHANGES - Shares of the fund generally may be exchanged into shares of the same class of other American Funds. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of Class A shares from American Funds money market funds purchased without a sales charge generally will be subject to the appropriate sales charge, unless the money market fund shares were acquired by an exchange from a fund having a sales charge.


Shares may be exchanged into other American Funds by contacting your plan administrator or recordkeeper. Shares held in corporate-type retirement plans for which Capital Bank and Trust Company serves as trustee may not be exchanged by telephone, Internet, fax or telegraph. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received.


                              AMCAP Fund - Page 24

SALES - Shares of the fund may be sold by contacting your plan administrator or recordkeeper. Shares are sold at the net asset value next determined after the request is received in good order by the Transfer Agent, dealer or any of their designees.


Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the 1940 Act), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.



If you notify the Transfer Agent, you may reinvest proceeds from a redemption, dividend payment or capital gain distribution without a sales charge in any of the American Funds within 90 days after the date of the redemption or distribution. Proceeds will be reinvested in the same share class from which the original redemption or distribution was made. Redemption proceeds of Class A shares representing direct purchases in the money market funds that are reinvested in non-money market funds will be subject to a sales charge. Proceeds will be reinvested at the next calculated net asset value after the request is received and accepted by the Transfer Agent. You may not reinvest proceeds in the American Funds as described in this paragraph if the reinvestment otherwise triggers a purchase block as described under "Frequent trading of fund shares."




FREQUENT TRADING OF FUND SHARES -- As noted in the prospectus, beginning on January 12, 2005, certain redemptions may trigger a purchase block lasting 30 calendar days. The following transactions are exempt from this general purchase block policy:


     . Systematic redemptions (e.g., regular periodic automatic redemptions), where the entity maintaining the shareholder account is able to identify the transaction as a systematic redemption, will not result in future purchases being prevented.

     . Purchases (including purchases that are part of an exchange transaction) of shares having a value of less than $5,000 will not be prevented.

     . Systematic purchases (e.g., regular periodic automatic transactions, automatic reinvestments of dividends and capital gain distributions, and Statement of Intention escrow share redemptions), where the entity maintaining the shareholder account is able to identify the transaction as a systematic purchase, will not be prevented.

     . Purchase transactions involving transfers of assets, rollovers, Roth IRA conversions and IRA re-characterizations will not be prevented.

OTHER POTENTIALLY ABUSIVE ACTIVITY -- In addition to implementing purchase blocks, American Funds Service Company will monitor for other types of activity that could potentially be harmful to the American Funds - for example, short-term trading activity in multiple funds. When identified, American Funds Service Company will request that the shareholder discontinue the activity. If the activity continues, American Funds Service Company will freeze the shareholder account to prevent all activity other than redemptions of fund shares.


                              AMCAP Fund - Page 25

FUND NUMBERS - Here are the fund numbers for use when making share transactions:

                                                                                              FUND NUMBERS
                                                                                ------------------------------------------
                                                                                CLASS  CLASS  CLASS  CLASS  CLASS   CLASS
FUND                                                                              A     R-1    R-2    R-3    R-4     R-5
--------------------------------------------------------------------------------------------------------------------------
STOCK AND STOCK/BOND FUNDS
AMCAP Fund/(R)/ . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    002   2102   2202   2302   2402    2502
American Balanced Fund/(R)/ . . . . . . . . . . . . . . . . . . . . . . . . .    011   2111   2211   2311   2411    2511
American Mutual Fund/(R)/ . . . . . . . . . . . . . . . . . . . . . . . . . .    003   2103   2203   2303   2403    2503
Capital Income Builder/(R)/ . . . . . . . . . . . . . . . . . . . . . . . . .    012   2112   2212   2312   2412    2512
Capital World Growth and Income Fund/SM/  . . . . . . . . . . . . . . . . . .    033   2133   2233   2333   2433    2533
EuroPacific Growth Fund/(R)/  . . . . . . . . . . . . . . . . . . . . . . . .    016   2116   2216   2316   2416    2516
Fundamental Investors/SM/ . . . . . . . . . . . . . . . . . . . . . . . . . .    010   2110   2210   2310   2410    2510
The Growth Fund of America/(R)/ . . . . . . . . . . . . . . . . . . . . . . .    005   2105   2205   2305   2405    2505
The Income Fund of America/(R)/ . . . . . . . . . . . . . . . . . . . . . . .    006   2106   2206   2306   2406    2506
The Investment Company of America/(R)/  . . . . . . . . . . . . . . . . . . .    004   2104   2204   2304   2404    2504
The New Economy Fund/(R)/ . . . . . . . . . . . . . . . . . . . . . . . . . .    014   2114   2214   2314   2414    2514
New Perspective Fund/(R)/ . . . . . . . . . . . . . . . . . . . . . . . . . .    007   2107   2207   2307   2407    2507
New World Fund/SM/  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    036   2136   2236   2336   2436    2536
SMALLCAP World Fund/(R)/  . . . . . . . . . . . . . . . . . . . . . . . . . .    035   2135   2235   2335   2435    2535
Washington Mutual Investors Fund/SM/  . . . . . . . . . . . . . . . . . . . .    001   2101   2201   2301   2401    2501
BOND FUNDS
American High-Income Municipal Bond Fund/(R)/ . . . . . . . . . . . . . . . .    040    N/A    N/A    N/A    N/A    2540
American High-Income Trust/SM/  . . . . . . . . . . . . . . . . . . . . . . .    021   2121   2221   2321   2421    2521
The Bond Fund of America/SM/  . . . . . . . . . . . . . . . . . . . . . . . .    008   2108   2208   2308   2408    2508
Capital World Bond Fund/(R)/  . . . . . . . . . . . . . . . . . . . . . . . .    031   2131   2231   2331   2431    2531
Intermediate Bond Fund of America/SM/ . . . . . . . . . . . . . . . . . . . .    023   2123   2223   2323   2423    2523
Limited Term Tax-Exempt Bond Fund of America/SM/  . . . . . . . . . . . . . .    043    N/A    N/A    N/A    N/A    2543
The Tax-Exempt Bond Fund of America/(R)/  . . . . . . . . . . . . . . . . . .    019    N/A    N/A    N/A    N/A    2519
The Tax-Exempt Fund of California/(R)/* . . . . . . . . . . . . . . . . . . .    020    N/A    N/A    N/A    N/A    2520
The Tax-Exempt Fund of Maryland/(R)/* . . . . . . . . . . . . . . . . . . . .    024    N/A    N/A    N/A    N/A    2524
The Tax-Exempt Fund of Virginia/(R)/* . . . . . . . . . . . . . . . . . . . .    025    N/A    N/A    N/A    N/A    2525
U.S. Government Securities Fund/SM/ . . . . . . . . . . . . . . . . . . . . .    022   2122   2222   2322   2422    2522
MONEY MARKET FUNDS
The Cash Management Trust of America/(R)/ . . . . . . . . . . . . . . . . . .    009   2109   2209   2309   2409    2509
The Tax-Exempt Money Fund of America/SM/  . . . . . . . . . . . . . . . . . .    039    N/A    N/A    N/A    N/A    2539
The U.S. Treasury Money Fund of America/SM/ . . . . . . . . . . . . . . . . .    049   2149   2249   2349   2449    2549
___________
*Available only in certain states.



                              AMCAP Fund - Page 26

                                 SALES CHARGES

CLASS A SALES CHARGES - The sales charges you pay when purchasing Class A shares of stock, stock/bond and bond funds of the American Funds are set forth below. American Funds money market funds are offered at net asset value. (See "Fund Numbers" above for a listing of the funds.)



                                                                     DEALER
                                             SALES CHARGE AS       COMMISSION
                                            PERCENTAGE OF THE:    AS PERCENTAGE
                                            ------------------       OF THE
AMOUNT OF PURCHASE
AT THE OFFERING PRICE                      NET AMOUNT  OFFERING     OFFERING
                                           -INVESTED-   PRICE         PRICE
------------------------------------------- --------    -----         -----
STOCK AND STOCK/BOND FUNDS
Less than $25,000 . . . . . . . . .          6.10%      5.75%         5.00%
$25,000 but less than $50,000. . .           5.26       5.00          4.25
$50,000 but less than $100,000. .            4.71       4.50          3.75
BOND FUNDS
Less than $100,000 . . . . . . . .           3.90       3.75          3.00
STOCK, STOCK/BOND, AND BOND FUNDS
$100,000 but less than $250,000 .            3.63       3.50          2.75
$250,000 but less than $500,000 .            2.56       2.50          2.00
$500,000 but less than $750,000 .            2.04       2.00          1.60
$750,000 but less than $1 million            1.52       1.50          1.20
$1 million or more . . . . . . . .           none       none      see below
--------------------------------------------------------------------------------


The initial sales charge paid by you on investments in Class A shares, expressed as a percentage of the offering price or the net amount invested, may be higher or lower than the percentages described in the table above due to rounding. This is because the dollar amount of the sales charge is determined by subtracting the net asset value of the shares purchased from the offering price, which is calculated to two decimal places using standard rounding criteria. The impact of rounding will vary with the size of the investment and the net asset value of the shares. Similarly, any contingent deferred sales charge paid by you on investments in Class A shares may be higher or lower than the 1% charge described below due to rounding.


CLASS A PURCHASES NOT SUBJECT TO SALES CHARGES - Investments of $1 million or more are sold with no initial sales charge.


The following investments are not subject to any initial sales charge if American Funds Service Company is notified:


     . investments made by accounts that are part of certain qualified fee-based programs and that purchased Class A shares before March 15, 2001; and


                              AMCAP Fund - Page 27

     . Individual Retirement Account rollovers involving retirement plan assets invested in the American Funds (this particular exception will no longer be available beginning February 1, 2005).


The distributor may pay dealers up to 1% on investments made in Class A shares with no initial sales charge. The fund may reimburse the distributor for these payments through its plans of distribution (see below).


Certain other investors may qualify to purchase shares without a sales charge, such as employees of investment dealers and registered investment advisers authorized to sell American Funds, and employees of The Capital Group Companies. Please see the statement of additional information for more information.


     EMPLOYER-SPONSORED RETIREMENT PLANS

     Employer-sponsored retirement plans (including certain 403(b) plans) not currently invested in Class A shares and wishing to invest without a sales charge are not eligible to purchase Class A shares. Such plans may invest only in Class R shares.

     Provided that the plan's recordkeeper can properly apply a sales charge on the plan's investments, an employer-sponsored retirement plan not currently invested in Class A shares and wishing to invest less than $1 million may invest in Class A shares, but the purchase of these shares will be subject to the applicable sales charge. An employer-sponsored retirement plan that purchases Class A shares with a sales charge will be eligible to purchase additional Class A shares in accordance with the sales charge table above. If the recordkeeper cannot properly apply a sales charge on the plan's investments, then the plan may invest only in Class R shares.

     Employer-sponsored retirement plans not currently invested in Class A shares are not eligible to establish a statement of intention to purchase $1 million or more of American Funds shares in order to qualify to purchase without a sales charge. More information about statements of intention can be found under "Class A Sales Charge Reductions."

     Employer-sponsored retirement plans that invested in Class A shares without any sales charges on or before March 31, 2004 may continue to purchase Class A shares without any initial or contingent deferred sales charge.

     403(b) plans may be treated as employer-sponsored plans for sales charge purposes if: (i) the American Funds are principal investment options; (ii) the employer facilitates the enrollment process by, for example, allowing for onsite group enrollment meetings held during working hours; and (iii) there is only one dealer firm assigned to the plans.

     OTHER PURCHASES

Pursuant to a determination of eligibility by a vice president or more senior officer of the Capital Research and Management Company Fund Administration Unit, or by his or her designee, Class A shares of the American Funds stock, stock/bond and bond funds may be sold at net asset value to:


                              AMCAP Fund - Page 28

(1) current or retired directors, trustees, officers and advisory board members of, and certain lawyers who provide services to, the funds managed by Capital Research and Management Company, current or retired employees of Washington Management Corporation, current or retired employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members and employees of the above persons, and trusts or plans primarily for such persons;


(2) current registered representatives and assistants directly employed by such representatives, retired registered representatives with respect to accounts established while active, or full-time employees (and their spouses, parents, and children) of dealers who have sales agreements with the Principal Underwriter (or who clear transactions through such dealers) and plans for such persons or the dealers;

(3) current registered investment advisers registered with the Principal Underwriter and assistants directly employed by such registered investment advisers, retired registered investment advisers with respect to accounts established while active, or full-time employees of registered investment advisers registered with the Principal Underwriter (and their spouses, parents and children), and plans for such persons;

(4) companies exchanging securities with the fund through a merger, acquisition or exchange offer;

(5)  insurance company separate accounts;

(6)  accounts managed by subsidiaries of The Capital Group Companies, Inc.;

(7) The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation;

(8) an individual or entity with a substantial business relationship with The Capital Group Companies, Inc. or its affiliates, or an individual or entity related or relating to such individual or entity;

(9) wholesalers and full-time employees directly supporting wholesalers involved in the distribution of insurance company separate accounts whose underlying investments are managed by any affiliate of The Capital Group Companies, Inc.; and

10) full-time employees of banks that have sales agreements with the Principal Underwriter, who are solely dedicated to directly supporting the sale of mutual funds.

Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense. Once an account is established under this net asset value privilege, additional investments can be made at net asset value for the life of the account.


DEALER COMMISSIONS AND COMPENSATION - For Class A shares, commissions (up to 1%) are paid to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any employer-sponsored defined contribution-type plan investing $1 million or more or with 100 or more eligible employees, IRA rollover accounts of $1 million or more, and for purchases made at net asset value by certain retirement plans with assets of $50 million or more. Commissions on



                              AMCAP Fund - Page 29
investments in Class A shares are paid at the following rates: 1.00% on amounts to $4 million, 0.50% on amounts over $4 million to $10 million, and 0.25% on amounts over $10 million. Commissions are based on cumulative investments and are not annually reset.


For Class R-1 shares, annual asset-based compensation of 1.00% is paid by the Principal Underwriter to dealers who sell Class R-1 shares.


For Class R-2 shares, annual asset-based compensation of 0.75% is paid by the Principal Underwriter to dealers who sell Class R-2 shares.


For Class R-3 shares, annual asset-based compensation of 0.50% is paid by the Principal Underwriter to dealers who sell Class R-3 shares.


For Class R-4 shares, annual asset-based compensation of 0.25% is paid by the Principal Underwriter to dealers who sell Class R-4 shares.


No dealer compensation is paid on sales of Class R-5 shares. The fund has not adopted a plan for Class R-5 shares; accordingly no 12b-1 fee is paid from Class R-5 assets.


                        CLASS A SALES CHARGE REDUCTIONS

REDUCING YOUR CLASS A SALES CHARGE - You must let your investment dealer or American Funds Service Company (the "Transfer Agent") know at the time you purchase shares if you qualify for a reduction in your sales charge using one or any combination of the methods described below.


     STATEMENT OF INTENTION - You may enter into a non-binding commitment to purchase shares of the American Funds over a 13-month period and receive the same sales charge as if all shares had been purchased at once. This includes purchases made during the previous 90 days, but does not include future appreciation of your investment or reinvested distributions. The reduced sales charges and offering prices set forth in the Prospectus apply to purchases of $25,000 or more for equity funds and $100,000 or more for bond funds made within a 13-month period subject to a statement of intention (the "Statement"). The Statement is not a binding obligation to purchase the indicated amount. After March 31, 2004, employer-sponsored retirement plans not yet invested in Class A shares will no longer be eligible to establish a Statement to purchase $1 million or more without a sales charge.

     When a shareholder elects to use a Statement in order to qualify for a reduced sales charge on purchases of the American Funds, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. The dealer assigned to the account at the end of the period will receive an appropriate commission adjustment. If the difference is not paid by the close of the Statement period, the appropriate number of shares held in escrow will be redeemed to


                              AMCAP Fund - Page 30
     pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding.

     The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged. Accordingly, upon your request, the sales charge paid on investments made 90 days prior to the Statement revision will be adjusted to reflect the revised Statement.

     Existing holdings eligible for rights of accumulation (see below), including holdings in Endowments (shares of which may be owned only by tax-exempt organizations) may be credited toward satisfying the Statement.

     During the Statement period, reinvested dividends and capital gain distributions, investments in money market funds, and investments made under a right of reinstatement will not be credited toward satisfying the Statement. The Statement will be considered completed if the shareholder dies within the 13-month Statement period. Commissions will not be adjusted or paid on the difference between the Statement amount and the amount actually invested before the shareholder's death.

     When the trustees of certain retirement plans purchase shares by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: the total monthly investment will be multiplied by 13 and then multiplied by 1.5. The current value of existing American Funds investments (other than money market fund investments) and any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the 13-month period are added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the Statement, a sales charge will be assessed according to the sales charge breakpoint thus determined. There will be no retroactive adjustments in sales charges on investments made during the 13-month period.

     Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms with their first purchase.

     AGGREGATION - Sales charge discounts are available for certain aggregated investments. Individual purchases by a trustee(s) or other fiduciary(ies) may be aggregated if the investments are:

     . for a fiduciary account, including employee benefit plans other than individual-type employee benefit plans, such as an IRA, 403(b) plan (except as described below), or single-participant Keogh-type plan;

     . made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, again excluding individual-type employee benefit plans described above; or

     . for participant accounts of a 403(b) plan that is treated as an employer-sponsored plan (see "Class A Purchases Not Subject to Sales Charges" above), or made for two or more 403(b) plans that are treated as employer-sponsored plans of a single employer or affiliated employers as defined in the 1940 Act.


                              AMCAP Fund - Page 31

     Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

     CONCURRENT PURCHASES - You may combine purchases of all classes of shares of two or more funds in the American Funds, as well as individual holdings in Endowments. Shares of money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of the money market funds are excluded.

     RIGHTS OF ACCUMULATION - Subject to the limitations described in the aggregation policy, you may take into account the current value of your existing holdings in all share classes of the American Funds, as well as your holdings in Endowments, to determine your sales charge on investments in accounts eligible to be aggregated or when making a gift to an individual or charity. When determining your sales charge, you may also take into account the current value of your investment in American Legacy Retirement Investment Plan. Direct purchases of American Funds money market funds are excluded.

                              PRICE OF SHARES

Shares are purchased at the offering price or sold at the net asset value price next determined after the purchase or sell order is received and accepted by the fund or the Transfer Agent; the offering or net asset value price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers or their authorized designees, accepted by the Principal Underwriter, the Transfer Agent, a dealer or any of their designees. In the case of orders sent directly to the fund or the Transfer Agent, an investment dealer MUST be indicated. The dealer is responsible for promptly transmitting purchase and sell orders to the Principal Underwriter.


Orders received by the investment dealer or authorized designee, the Transfer Agent, or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Note that investment dealers or other intermediaries may have their own rules about share transactions and may have earlier cut-off times than those of the fund. For more information about how to purchase through your intermediary, contact your intermediary directly.


Prices that appear in the newspaper do not always indicate prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price whereas purchases and redemptions are made at the next calculated price. The price you pay for shares, the offering price, is based on the net asset value per share which is calculated once daily as of approximately 4:00 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, each day the Exchange is open. If, for example, the Exchange closes at 1:00 p.m., the fund's share price would still be determined as of 4:00 p.m. New York time. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. Each share class of the fund has a separately calculated net asset value (and share price).


                              AMCAP Fund - Page 32

All portfolio securities of funds managed by Capital Research and Management Company (other than money market funds) are valued, and the net asset values per share for each share class are determined, as follows:


1. Equity securities, including depositary receipts, are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities are valued at prices obtained from an independent pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics (e.g., convertible bonds, preferred stocks, units comprised of more than one type of security, etc.), or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser.


Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity, or if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.


Assets or liabilities initially expressed in terms of non-U.S. currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates.


Securities and assets for which market quotations are not readily available or are considered unreliable are valued at fair value as determined in good faith under policies approved by the fund's Board. Subject to Board oversight, the fund's Board has delegated the obligation to make fair valuation determinations to a Valuation Committee established by the fund's investment adviser. The Board receives regular reports describing fair-valued securities and the valuation methods used.


The Valuation Committee has adopted guidelines and procedures (consistent with SEC rules and guidance) to ensure that certain basic principles and factors are considered when making all fair value determinations. As a general principle, securities lacking readily available market quotations, or that have quotations that are considered unreliable, are valued in good faith by the Valuation Committee based upon what the fund might reasonably expect to receive upon their current sale. The Valuation Committee considers all indications of value available to it in determining the "fair value" to be assigned to a particular security, including, without limitation, the type and cost of the security, contractual or legal restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security and changes in overall market conditions.


                              AMCAP Fund - Page 33

2. Each class of shares represents interests in the same portfolio of investments and is otherwise identical in all respects to each other class, except for differences relating to distribution, service and other charges and expenses, certain voting rights, differences relating to eligible investors, the designation of each class of shares, conversion features and exchange privileges. Expenses attributable to the fund, but not to a particular class of shares, are borne by each class on the basis of the relative aggregate net assets of the classes. Expenses directly attributable to a class of shares are borne by that class of shares. Liabilities, including accruals of taxes and other expense items attributable to particular share classes, are deducted from total assets attributable to the respective share classes.

3. Net assets so obtained for each share class are then divided by the total number of shares outstanding of that share class, and the result, rounded to the nearer cent, is the net asset value per share for that share class.

Any purchase order may be rejected by the Principal Underwriter or by the fund. The Principal Underwriter will not knowingly sell shares of the fund directly or indirectly to any person or entity, where, after the sale, such person or entity would own beneficially directly or indirectly more than 3.0% of the outstanding shares of the fund without the consent of a majority of the fund's Board.


                          SHAREHOLDER ACCOUNT SERVICES

ACCOUNT STATEMENTS - Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments, will be reflected on regular confirmation statements from the Transfer Agent. Dividend and capital gain reinvestments, and purchases through certain retirement plans, will be confirmed at least quarterly.


REDEMPTION OF SHARES - The fund's Articles of Incorporation permit the fund to direct the Transfer Agent to redeem the shares of any shareholder for their then current net asset value per share if at such time the shareholder of record owns shares having an aggregate net asset value of less than the minimum initial investment amount required of new shareholders as set forth in the fund's current registration statement under the 1940 Act, and subject to such further terms and conditions as the Board of Directors of the fund may from time to time adopt.


SHARE CERTIFICATES - Shares are credited to your account and certificates are not issued unless you request them by writing to the Transfer Agent. Certificates are not available for the R share classes.


                      EXECUTION OF PORTFOLIO TRANSACTIONS

The investment adviser places orders with broker-dealers for the fund's portfolio transactions. The investment adviser strives to obtain best execution on the fund's portfolio transactions, taking into account a variety of factors to produce the most favorable total price reasonably attainable under the circumstances. These factors include the size and type of transaction, the cost and quality of executions, and the broker-dealer's ability to offer liquidity and anonymity. The fund does not consider the investment adviser as having an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations. Subject to the considerations outlined above, the investment adviser may place orders for the fund's portfolio transactions with broker-dealers who have sold shares of the funds managed by the investment adviser, or who have provided investment research, statistical or other related services to the investment adviser. In placing orders for the fund's portfolio transactions, the investment adviser


                              AMCAP Fund - Page 34
does not commit to any specific amount of business with any particular broker-dealer. Further, when the investment adviser places orders for the fund's portfolio transactions, it does not give any consideration to whether a broker-dealer has sold shares of the funds managed by the investment adviser. The investment adviser may, however, give consideration to investment research, statistical or other related services provided to the adviser in placing orders for the fund's portfolio transactions.


Portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the investment adviser, or for trusts or other accounts served by affiliated companies of the investment adviser. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner.


Brokerage commissions paid on portfolio transactions, including investment dealer concessions on underwritings, if applicable, for the fiscal years ended 2004, 2003 and 2002, amounted to $7,780,000, $7,880,000 and $4,817,000. The increase in commissions paid between 2002 and 2003 was largely due to an increase in brokerage transactions and in the number of shares transacted.


The fund is required to disclose information regarding investments in the securities of its "regular" broker-dealers (or parent companies of its regular broker-dealers) that derive more than 15% of their revenue from broker-dealer, underwriter or investment adviser activities. A regular broker-dealer is: (1) one of the 10 broker-dealers that received from the fund the largest amount of brokerage commissions by participating, directly or indirectly, in the fund's portfolio transactions during the fund's most recent fiscal year; (2) one of the 10 broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions of the fund during the fund's most recent fiscal year; or
(3) one of the 10 broker-dealers that sold the largest amount of securities of the fund during the fund's most recent fiscal year. At the end of the fund's most recent fiscal year, the fund held debt securities of Bank of America Corp. in the amount of $54,900,000 and JP Morgan Chase & Co. in the amount of $24,969,000.


                              GENERAL INFORMATION

CUSTODIAN OF ASSETS - Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070, as Custodian. If the fund holds non-U.S. securities, the Custodian may hold these securities pursuant to sub-custodial arrangements in non-U.S. banks or non-U.S. branches of U.S. banks.


TRANSFER AGENT - American Funds Service Company, a wholly owned subsidiary of the investment adviser, maintains the records of shareholder accounts, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. The principal office of American Funds Service Company is located at 135 South State College Boulevard, Brea, CA 92821-5823. American Funds Service Company was paid a fee of $9,724,000 for Class A shares for the 2004 fiscal year.


In the case of certain shareholder accounts, third parties who may be unaffiliated with the investment adviser provide transfer agency and shareholder services in place of American Funds Service Company. These services are rendered under agreements with American Funds Service


                              AMCAP Fund - Page 35

Company or its affiliates and the third parties receive compensation according to such agreements. Compensation for transfer agency and shareholder services, whether paid to American Funds Service Company or such third parties, is ultimately paid from fund assets and is reflected in the expenses of the fund as disclosed in the prospectus.


INDEPENDENT AUDITORS - Deloitte & Touche LLP, 350 South Grand Avenue, Suite 200, Los Angeles, CA 90071, serves as the fund's independent auditors, providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The financial statements included in this Statement of Additional Information from the Annual Report have been so included in reliance on the report of Deloitte & Touche LLP, independent auditors, given on the authority of said firm as experts in accounting and auditing. The selection of the fund's independent auditors is reviewed and determined annually by the Board of Directors.


INDEPENDENT LEGAL COUNSEL - O'Melveny & Myers LLP, 400 South Hope Street, Los Angeles, CA 90071, currently serves as counsel for the fund, and for Directors who are not interested persons (as defined by the 1940 Act) of the fund in their capacities as such. Certain legal matters in connection with the capital shares offered by the prospectus have been passed upon for the fund by O'Melveny & Myers LLP. Counsel does not currently provide legal services to the fund's investment adviser or any of its affiliated companies or control persons. A determination with respect to the independence of the fund's "independent legal counsel" will be made at least annually by the independent Directors of the fund, as prescribed by the 1940 Act and the related rules.


PROSPECTUSES, REPORTS TO SHAREHOLDERS AND PROXY STATEMENTS - The fund's fiscal year ends on February 28 or 29. Shareholders are provided updated prospectuses annually and at least semiannually with reports showing the investment portfolio, financial statements and other information. The fund's annual financial statements are audited by the fund's independent auditors, Deloitte & Touche LLP. In addition, shareholders may also receive proxy statements for the fund. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of prospectuses, shareholder reports and proxy statements. To receive additional copies of a prospectus, report or proxy statement, shareholders should contact the Transfer Agent.


CODES OF ETHICS - The fund and Capital Research and Management Company and its affiliated companies, including the fund's principal underwriter, have adopted codes of ethics which allow for personal investments, including securities in which the fund may invest from time to time. These codes include: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.


PROXY VOTING PROCEDURES AND GUIDELINES - The investment adviser has adopted Proxy Voting Guidelines (the "Guidelines") with respect to voting proxies of securities held by the American Funds, Endowments and American Funds Insurance Series. Certain American Funds have established separate proxy committees that vote proxies or delegate to a voting officer the authority to vote on behalf of those funds. Proxies for all other funds are voted by an investment


                              AMCAP Fund - Page 36
committee of the investment adviser under authority delegated by the funds' Boards. Therefore, if more than one fund invests in the same company, they may vote differently on the same proposal.


All U.S. proxies are voted. Non-U.S. proxies also are voted, provided there is sufficient time and information available. After a proxy is received, the investment adviser prepares a summary of the proposals in the proxy. A discussion of any potential conflicts of interest is also included in the summary. After reviewing the summary, one or more research analysts familiar with the company and industry make a voting recommendation on the proxy proposals. A second recommendation is made by a proxy coordinator (a senior investment professional) based on the individual's knowledge of the Guidelines and familiarity with proxy-related issues. The proxy summary and voting recommendations are then sent to the appropriate proxy voting committee for the final voting decision.


The analyst and proxy coordinator making voting recommendations are responsible for noting any potential material conflicts of interest. One example might be where a director of one or more American Funds is also a director of a company whose proxy is being voted. In such instances, proxy committee members are alerted to the potential conflict. The proxy committee may then elect to vote the proxy or seek a third-party recommendation or vote of an ad hoc group of committee members.


The Guidelines, which have been in effect in substantially their current form for many years, provide an important framework for analysis and decision-making by all funds; however, they are not exhaustive and do not address all potential issues. The Guidelines provide a certain amount of flexibility so that all relevant facts and circumstances can be considered in connection with every vote. As a result, each proxy received is voted on a case-by-case basis considering the specific circumstances of each proposal. The voting process reflects the funds' understanding of the company's business, its management and its relationship with shareholders over time.


Beginning August 31, 2004 (and each August 31 thereafter) each fund will be required to file Form N-PX containing its complete voting record for the 12 months ended the preceding June 30. Once filed, the most recent Form N-PX will be available (i) without charge, upon request, by calling American Funds Service Company at 800/421-0180, and (ii) on the SEC's website at www.sec.gov.


The following summary sets forth the general positions of the American Funds, Endowments, American Funds Insurance Series and the investment adviser on various proposals. A copy of the full Guidelines is available upon request, free of charge, by calling American Funds Service Company at 800/421-0180 or visiting the American Funds website at americanfunds.com.


     DIRECTOR MATTERS - The election of a company's slate of nominees for director is generally supported. Votes may be withheld for some or all of the nominees if this is determined to be in the best interest of shareholders. Separation of the Chairman and CEO positions may also be supported. Typically, proposals to declassify the board (elect all directors annually) are supported based on the belief that this increases the directors' sense of accountability to shareholders.

     SHAREHOLDER RIGHTS - Proposals to repeal an existing poison pill, to provide for confidential voting and to provide for cumulative voting are usually supported. Proposals to


                              AMCAP Fund - Page 37
     eliminate the right of shareholders to act by written consent or to take away a shareholder's right to call a special meeting are not typically supported.

     COMPENSATION AND BENEFIT PLANS - Option plans are complicated, and many factors are considered in evaluating a plan. Each plan is evaluated based on protecting shareholder interests and a knowledge of the company and its management. Considerations include the pricing (or repricing) of options awarded under the plan and the impact of dilution on existing shareholders from past and future equity awards. Compensation packages should be structured to attract, motivate and retain existing employees and qualified directors; however, they should not be excessive.

     ROUTINE MATTERS - The ratification of auditors, procedural matters relating to the annual meeting, and changes to company name are examples of items considered routine. Such items are generally voted in favor of management's recommendations unless circumstances indicate otherwise.


LEGAL PROCEEDINGS -- On February 16, 2005, the NASD filed an administrative complaint against the Principal Underwriter. The complaint alleges violations of certain NASD rules by the Principal Underwriter with respect to the selection of broker-dealer firms that buy and sell securities for mutual fund investment portfolios. The complaint seeks sanctions, restitution and disgorgement.

On March 24, 2005, the investment adviser and Principal Underwriter filed a complaint against the Attorney General of the State of California in Los Angeles County Superior Court. The complaint alleges that the Attorney General threatened to take enforcement actions against the investment adviser and Principal Underwriter that are without merit and preempted by federal law. The complaint seeks injunctive and declaratory relief. On the same day, following the filing of the investment adviser's and Principal Underwriter's complaint, the Attorney General of the State of California filed a complaint against the Principal Underwriter and investment adviser. Filed in Los Angeles County Superior Court, the Attorney General's complaint alleges violations of certain sections of the California Corporations Code with respect to so-called "revenue sharing" disclosures in mutual fund prospectuses and statements of additional information. The complaint seeks injunctive relief, penalties, restitution and disgorgement.

The investment adviser and Principal Underwriter believe that these matters are not likely to have a material adverse effect on the fund or on the ability of the investment adviser or Principal Underwriter to perform its contract with the fund. The SEC is conducting a related investigation as of the date of this statement of additional information. The investment adviser and Principal Underwriter are cooperating fully. In addition, a series of class action lawsuits have been filed in the U.S. District Court, Central District of California, raising issues related to so-called "directed brokerage" and "revenue sharing" practices. Further updates on these issues will be available on the American Funds website (americanfunds.com) under "American Funds regulatory matters."


OTHER INFORMATION - The financial statements including the investment portfolio and the report of Independent Auditors contained in the Annual Report are included in this Statement of Additional Information. The following information is not included in the Annual Report:


             DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND
    MAXIMUM OFFERING PRICE PER SHARE FOR CLASS A SHARES - FEBRUARY 29, 2004

Net asset value and redemption price per share
  (Net assets divided by shares outstanding). .                     $17.50
Maximum offering price per share
  (100/94.25 of net asset value per share,
  which takes into account the fund's current maximum
  sales charge). . . . . . . . . . . . . . . .                      $18.57



                              AMCAP Fund - Page 38

                                    APPENDIX

The following descriptions of debt security ratings are based on information provided by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("Standard & Poor's").


                          DESCRIPTION OF BOND RATINGS

MOODY'S
LONG-TERM RATING DEFINITIONS

Aaa
Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.


Aa
Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.


A
Obligations rated A are considered upper-medium grade and are subject to low credit risk.


Baa
Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.


Ba
Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.


B
Obligations rated B are considered speculative and are subject to high credit risk.


Caa
Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.


Ca
Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.


C
Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.


NOTE: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.


                              AMCAP Fund - Page 39

STANDARD & POOR'S
LONG-TERM ISSUE CREDIT RATINGS

AAA
An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.


AA
An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.


A
An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.


BBB
An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.


BB, B, CCC, CC, AND C
Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.


BB
An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.


B
An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.


CCC
An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.


CC
An obligation rated CC is currently highly vulnerable to nonpayment.


                              AMCAP Fund - Page 40

C
The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.


D
An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


PLUS (+) OR MINUS (-)
The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


                              AMCAP Fund - Page 41

INVESTMENT PORTFOLIO, February 29, 2004



                                                         PERCENT
                                                          OF NET
INDUSTRY DIVERSIFICATION                                  ASSETS
[pie chart]
Health care providers & services                           6.63 %
Pharmaceuticals                                            5.09
Semiconductors & semiconductor equipment                   4.44
Multiline retail                                           4.43
IT services                                                3.69
Other industries                                          55.99
Cash & equivalents                                        19.73
[end pie chart]

                                                         PERCENT
                                                          OF NET
LARGEST EQUITY HOLDINGS                                   ASSETS

Fannie Mae                                                 2.27
Forest Laboratories                                        2.01
Kohl's                                                     1.79
HCA                                                        1.70
Capital One Financial                                      1.67
Cisco Systems                                              1.58
Lowe's Companies                                           1.54
First Data                                                 1.51
Target                                                     1.50
Express Scripts                                            1.47


INVESTMENT PORTFOLIO   February 29, 2004

                                                                                               SHARES         MARKET
                                                                                                               VALUE
EQUITY SECURITIES (common and convertible preferred stocks)   -  80.27%                                        (000)

HEALTH CARE PROVIDERS & SERVICES  -  6.63%
HCA Inc.                                                                                       5,745,000     $ 244,277
Express Scripts, Inc.  (1)                                                                     2,900,000       211,004
WellPoint Health Networks Inc., Class A  (1)                                                   1,665,000       181,102
AmerisourceBergen Corp.                                                                        1,750,000       101,552
Lincare Holdings Inc.  (1)                                                                     2,800,000        90,552
Caremark Rx, Inc.  (1)                                                                         2,575,000        83,069
Cardinal Health, Inc.                                                                            665,000        43,378


PHARMACEUTICALS  -  5.09%
Forest Laboratories, Inc.  (1)                                                                 3,825,000       288,711
Eli Lilly and Co.                                                                              2,440,000       180,414
Bristol-Myers Squibb Co.                                                                       4,225,000       117,539
Medicis Pharmaceutical Corp., Class A                                                          2,500,000        98,425
Pfizer Inc                                                                                     1,218,200        44,647
Schering-Plough Corp.                                                                            139,100         2,498


SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT  -  4.44%
Applied Materials, Inc.  (1)                                                                   8,400,000       178,416
Texas Instruments Inc.                                                                         4,550,000       139,457
Xilinx, Inc.  (1)                                                                              2,000,000        84,080
Altera Corp.  (1)                                                                              2,850,000        62,928
Linear Technology Corp.                                                                        1,350,000        53,986
Maxim Integrated Products, Inc.                                                                1,000,000        49,910
Analog Devices, Inc.                                                                             840,000        41,916
KLA-Tencor Corp.  (1)                                                                            550,000        29,040


MULTILINE RETAIL  -  4.43%
Kohl's Corp.  (1)                                                                              4,995,000       257,242
Target Corp.                                                                                   4,925,000       216,503
Dollar General Corp.                                                                           7,500,000       164,175


IT SERVICES  -  3.69%
First Data Corp. (acquired Concord EFS, Inc.)                                                  5,292,110       216,871
Sabre Holdings Corp., Class A                                                                  3,638,800        82,564
Automatic Data Processing, Inc.                                                                1,400,000        59,430
Computer Sciences Corp.  (1)                                                                   1,250,000        52,237
Paychex, Inc.                                                                                  1,600,000        51,472
Ceridian Corp.  (1)                                                                            2,400,000        45,432
Hewitt Associates, Inc., Class A  (1)                                                            700,000        22,785


MEDIA  -  3.68%
Time Warner Inc. (formerly AOL Time Warner Inc.) (1)                                          10,747,500       185,394
Liberty Media Corp., Class A  (1)                                                             15,500,000       176,700
Comcast Corp., Class A, special stock, nonvoting  (1)                                          2,500,000        73,050
Comcast Corp., Class A  (1)                                                                      475,000        14,269
Interpublic Group of Companies, Inc.  (1)                                                      4,684,000        79,394


THRIFTS & MORTGAGE FINANCE  -  3.15%
Fannie Mae                                                                                     4,365,000       326,938
Freddie Mac                                                                                    1,450,000        89,784
Independence Community Bank Corp.                                                                940,000        37,196


ELECTRONIC EQUIPMENT & INSTRUMENTS  -  2.98%
Sanmina-SCI Corp.  (1)                                                                         8,660,000       109,895
Solectron Corp.  (1)                                                                          13,140,000        83,965
National Instruments Corp.                                                                     2,343,750        81,000
Symbol Technologies, Inc.                                                                      4,000,000        68,080
Jabil Circuit, Inc.  (1)                                                                       1,737,000        48,601
Rogers Corp.  (1)                                                                                750,000        39,000


SPECIALTY RETAIL  -  2.87%
Lowe's Companies, Inc.                                                                         3,970,000       222,320
Gap, Inc.                                                                                      3,280,000        68,224
Michaels Stores, Inc.                                                                          1,363,000        65,479
Williams-Sonoma, Inc.  (1)                                                                     1,300,000        41,587
CarMax, Inc.  (1)                                                                                300,000        10,200
Ross Stores, Inc.                                                                                200,000         6,410


HOTELS, RESTAURANTS & LEISURE  -  2.68%
Carnival Corp., units                                                                          3,410,200       151,311
Brinker International, Inc.  (1)                                                               2,725,000       102,542
Sonic Corp.  (1)                                                                               1,500,000        50,865
Starbucks Corp.  (1)                                                                           1,300,000        48,633
International Game Technology                                                                    850,000        33,354


CONSUMER FINANCE  -  2.47%
Capital One Financial Corp.                                                                    3,401,200       240,533
MBNA Corp.                                                                                     2,700,000        73,791
SLM Corp.                                                                                        975,000        40,843


INTERNET & CATALOG RETAIL  -  2.41%
eBay Inc.  (1)                                                                                 2,680,000       184,545
InterActiveCorp  (1)                                                                           4,975,000       162,036


COMMERCIAL SERVICES & SUPPLIES  -  2.32%
Robert Half International Inc.  (1)                                                            5,900,000       132,573
Avery Dennison Corp.                                                                           1,744,200       110,530
Education Management Corp.  (1)                                                                1,000,000        32,010
ChoicePoint Inc.  (1)                                                                            815,000        30,693
ServiceMaster Co.                                                                              1,700,000        18,717
Ionics, Inc.  (1)                                                                                354,200         9,847


OIL & GAS  -  2.15%
Devon Energy Corp.                                                                             2,985,000       169,488
Apache Corp.                                                                                   2,400,000        98,808
Pogo Producing Co.                                                                               900,000        40,833


COMMUNICATIONS EQUIPMENT  -  2.11%
Cisco Systems, Inc.  (1)                                                                       9,829,300       227,057
QUALCOMM Inc.                                                                                  1,210,000        76,775


BIOTECHNOLOGY  -  2.04%
Biogen Idec Inc. (formerly Biogen, Inc.) (1)                                                   2,472,500       137,100
IDEXX Laboratories, Inc.  (1)                                                                  1,100,000        56,177
Genentech, Inc.  (1)                                                                             400,000        43,156
Amgen Inc.  (1)                                                                                  570,000        36,212
TECHNE Corp.  (1)                                                                                525,000        21,257


HEALTH CARE EQUIPMENT & SUPPLIES  -  1.90%
Medtronic, Inc.                                                                                2,060,000        96,614
Applera Corp. - Applied Biosystems Group                                                       3,630,900        82,785
Becton, Dickinson and Co.                                                                      1,650,000        80,272
ResMed Inc  (1)                                                                                  275,000        12,942


COMMERCIAL BANKS  -  1.85%
Wells Fargo & Co.                                                                              1,870,000       107,245
M&T Bank Corp.                                                                                   959,230        92,134
City National Corp.                                                                              510,000        31,702
Southwest Bancorporation of Texas, Inc.                                                          700,000        27,356
Cathay General Bancorp, Inc.                                                                     125,000         7,611


INSURANCE  -  1.68%
American International Group, Inc.                                                             2,478,750       183,428
Hilb, Rogal and Hamilton Co.                                                                   1,100,000        40,480
Berkshire Hathaway Inc., Class A  (1)                                                                110        10,395
Arthur J. Gallagher & Co.                                                                        275,000         9,254


AEROSPACE & DEFENSE  -  1.67%
General Dynamics Corp.                                                                         1,320,000       121,598
Precision Castparts Corp.                                                                      2,620,000       118,293


FOOD & STAPLES RETAILING  -  1.63%
Walgreen Co.                                                                                   2,337,800        83,366
Wal-Mart Stores, Inc.                                                                          1,000,000        59,560
Costco Wholesale Corp.  (1)                                                                    1,500,000        58,395
Performance Food Group Co.  (1)                                                                  950,000        33,250


SOFTWARE  -  1.49%
Microsoft Corp.                                                                                4,370,000       115,805
Oracle Corp.  (1)                                                                              7,000,000        90,160
Cadence Design Systems, Inc.  (1)                                                                500,000         7,715


AUTOMOBILES  -  1.24%
Harley-Davidson Motor Co.                                                                      3,371,900       179,115


TOBACCO  -  1.00%
Altria Group, Inc.                                                                             2,500,000       143,875


ENERGY EQUIPMENT & SERVICES  -  0.97%
Schlumberger Ltd.                                                                              1,090,000        70,294
Smith International, Inc.  (1)                                                                 1,200,000        60,804
ENSCO International Inc.                                                                         300,000         8,811


AUTO COMPONENTS  -  0.87%
Johnson Controls, Inc.                                                                         2,150,000       125,388


PERSONAL PRODUCTS  -  0.87%
Avon Products, Inc.                                                                            1,765,000       124,609


WIRELESS TELECOMMUNICATION SERVICES  -  0.85%
AT&T Wireless Services, Inc.  (1)                                                              5,264,400        71,491
Nextel Communications, Inc., Class A  (1)                                                      1,900,000        50,331


OFFICE ELECTRONICS  -  0.81%
Zebra Technologies Corp., Class A  (1)                                                         1,627,500       116,334


AIR FREIGHT & LOGISTICS  -  0.78%
FedEx Corp.                                                                                    1,060,000        72,801
United Parcel Service, Inc., Class B                                                             550,000        38,847


INTERNET SOFTWARE & SERVICES  -  0.76%
Yahoo! Inc.  (1)                                                                               2,455,600       109,029


AIRLINES  -  0.75%
Southwest Airlines Co.                                                                         7,785,000       107,511


INDUSTRIAL CONGLOMERATES  -  0.70%
General Electric Co.                                                                           3,100,000       100,812


DIVERSIFIED TELECOMMUNICATION SERVICES  -  0.64%
CenturyTel, Inc.                                                                               2,690,000        76,853
ALLTEL Corp. 7.75% convertible preferred 2005                                                    300,000 units  15,690


MULTI-UTILITIES & UNREGULATED POWER  -  0.57%
Duke Energy Corp.                                                                              2,499,000        54,878
Calpine Corp.  (1)                                                                             5,000,000        27,550


FOOD PRODUCTS  -  0.51%
Dean Foods Co.  (1)                                                                            2,000,000        72,620


CAPITAL MARKETS  -  0.40%
Bank of New York Co., Inc.                                                                     1,740,000        57,420


CONTAINERS & PACKAGING  -  0.35%
Sealed Air Corp.  (1)                                                                          1,000,000        49,850


COMPUTERS & PERIPHERALS  -  0.25%
EMC Corp.  (1)                                                                                 2,500,000        35,800


CHEMICALS  -  0.25%
Cambrex Corp. (2)                                                                              1,300,000        35,711


MACHINERY  -  0.11%
Illinois Tool Works Inc.                                                                         200,000        15,904


BEVERAGES  -  0.11%
PepsiCo, Inc.                                                                                    300,000        15,570


CONSTRUCTION MATERIALS  -  0.07%
Vulcan Materials Co.                                                                             214,600        10,151


MISCELLANEOUS  -  4.05%
Other equity securities in initial period of acquisition                                                       582,533


TOTAL EQUITY SECURITIES (cost: $8,579,596,000)                                                              11,553,726



                                                                                                PRINCIPAL
                                                                                                  AMOUNT
SHORT-TERM SECURITIES  -  19.79%                                                                  (000)

CORPORATE SHORT-TERM NOTES  -  15.75%
Variable Funding Capital Corp. 1.02%-1.04% due 3/3-4/5/04 (3)                                  $ 132,900     $ 132,814
Park Avenue Receivables Corp. 1.02%-1.03% due 3/26-4/12/04 (3)                                   101,049       100,953
J.P. Morgan Chase & Co. 1.03% due 4/13/04                                                         25,000        24,969
Bank of America Corp. 1.03%-1.05% due 4/26-5/7/04                                                 55,000        54,900
Receivables Capital Corp. 1.05% due 3/15/04 (3)                                                   54,000        53,977
Corporate Asset Funding Co. Inc. 1.02%-1.035% due 3/9-4/5/04 (3)                                 107,500       107,417
Edison Asset Securitization LLC 1.03%-1.05% due 4/6-4/8/04 (3)                                    55,000        54,940
General Electric Capital Corp. 1.03%-1.04% due 3/1-4/23/04                                        50,250        50,173
Wal-Mart Stores Inc. 0.98%-0.99% due 3/2-3/30/04 (3)                                              97,000        96,963
Three Pillars Funding Corp. 1.03%-1.05% due 3/15-4/19/04 (3)                                      93,200        93,133
Procter & Gamble Co. 0.97%-1.00% due 3/18-4/26/04 (3)                                             91,200        91,108
ChevronTexaco Corp. 0.97%-0.99% due 4/12-4/20/04                                                  82,500        82,396
Private Export Funding Corp. 1.02%-1.08% due 3/30-5/17/04 (3)                                     78,000        77,898
New Center Asset Trust 1.01%-1.02% due 3/4-3/24/04                                                77,300        77,272
Verizon Network Funding Corp. 0.98%-1.00% due 3/2-3/25/04                                         75,000        74,965
Household Financial Corp. 1.00%-1.03% due 3/5-3/31/04                                             75,000        74,962
Pfizer Inc 0.99% due 3/9-4/6/04 (3)                                                               75,000        74,961
Coca-Cola Co. 0.99%-1.02% due 3/10-4/16/04                                                        72,200        72,151
Gannett Co. 0.98% due 3/1-3/19/04 (3)                                                             65,000        64,984
Netjets Inc. 1.00%-1.02% due 3/18-4/13/04 (3)                                                     62,500        62,443
Exxon Asset Management Co. 0.98%-0.985% due 3/12-3/19/04 (3)                                      58,500        58,476
Clipper Receivables Corp. 1.04%-1.05% due 3/22-4/16/04 (3)                                        58,300        58,236
Merck & Co. Inc. 0.98% due 3/10-4/19/04                                                           50,000        49,959
E.I. DuPont de Nemours & Co. 1.00%-1.01% due 3/17-4/14/04                                         50,000        49,957
Medtronic Inc. 0.98%-0.99% due 3/5-3/23/04 (3)                                                    49,300        49,276
FCAR Owner Trust II 1.06% due 3/9/04                                                              25,000        24,994
FCAR Owner Trust I 1.03%-1.04% due 4/13-4/15/04                                                   21,400        21,372
Archer Daniels Midland Co. 1.02%-1.07% due 3/2-5/4/04 (3)                                         32,600        32,584
Golden Peanut Co., LLC 1.01% due 4/14/04                                                          11,700        11,685
Triple-A One Funding Corp. 1.02%-1.04% due 3/8-3/26/04 (3)                                        39,000        38,982
Caterpillar Financial Services Corp. 0.99% due 3/31-4/1/04                                        38,000        37,967
Harley-Davidson Funding Corp. 1.00%-1.01% due 3/16-4/5/04 (3)                                     35,750        35,723
Anheuser-Busch Cos. Inc. 0.97% due 3/25/04 (3)                                                    30,000        29,979
USAA Capital Corp. 1.00% due 5/17/04                                                              30,000        29,932
Kimberly-Clark Worldwide Inc. 0.98%-0.99% due 3/8-3/30/04 (3)                                     26,350        26,335
Harvard University 1.02% due 3/2/04                                                               25,000        24,999
Clorox Co. 0.99% due 4/6/04                                                                       25,000        24,973
American Express Credit Corp. 1.01% due 4/28/04                                                   25,000        24,957
SBC International Inc. 0.99% due 3/10-3/12/04 (3)                                                 23,400        23,393
Eli Lilly and Co. 0.98% due 3/4/04 (3)                                                            20,000        19,998
Minnesota Mining and Manufacturing Co. 0.99% due 3/29/04                                          20,000        19,984
Colgate-Palmolive Co. 0.98% due 3/30/04 (3)                                                       20,000        19,984
American General Finance Corp. 1.02% due 4/20/04                                                  16,000        15,977
Abbott Laboratories Inc. 0.99% due 3/23/04 (3)                                                    14,000        13,991


FEDERAL AGENCY DISCOUNT NOTES  -  1.60%
Freddie Mac 0.99%-0.995% due 3/18-4/13/04                                                         67,400        67,354
Federal Farm Credit Banks 0.95%-1.01% due 3/8-5/5/04                                              58,000        57,944
Federal Home Loan Bank 0.98%-0.99% due 3/24-4/14/04                                               52,300        52,251
Student Loan Marketing Assn. 1.007% due 6/17/04 (4)                                               28,500        28,501
Fannie Mae 0.95% due 4/21/04                                                                      25,000        24,964


U.S. TREASURIES  -  1.31%
U.S. Treasury Bills 0.86%-1.045% due 3/4-6/17/04                                                 188,150       187,857


CERTIFICATES OF DEPOSIT  -  1.13%
Wells Fargo & Co. 1.02% due 4/22-4/23/04                                                         100,000       100,000
State Street Bank & Trust 1.02%-1.04% due 3/3-4/27/04                                             63,000        63,000


TOTAL SHORT-TERM SECURITIES (cost: $2,848,939,000)                                                           2,848,963


TOTAL INVESTMENT SECURITIES (cost: $11,428,535,000)                                                         14,402,689
Other assets less liabilities                                                                                   (9,361)

NET ASSETS                                                                                                 $14,393,328

(1)  Security did not produce income during the last 12 months.
(2) The fund owns 5.04% of the outstanding voting securities of Cambrex Corp., and thus is considered an affiliate of this company under the Investment Company Act of 1940.
(3) Restricted security that can be resold only to institutional investors. In practice, this security is as liquid as unrestricted securities in the portfolio.
(4)  Coupon rate may change periodically.

See Notes to Financial Statements

EQUITY SECURITIES APPEARING IN THE PORTFOLIO SINCE AUGUST 31, 2003

AmerisourceBergen
Caremark Rx
CarMax
Cathay General Bancorp
City National
Dean Foods
ENSCO International
FedEx
Harley-Davidson Motor
Hewitt Associates
Hilb, Rogal and Hamilton
IDEXX Laboratories
Independence Community Bank
PepsiCo
Precision Castparts
Ross Stores
Smith International
Sonic
Southwestern Bancorporation of Texas
Starbucks
United Parcel Service
Vulcan Materials
Wal-Mart Stores
Williams-Sonoma


EQUITY SECURITIES ELIMINATED FROM THE PORTFOLIO SINCE AUGUST 31, 2003

Albertson's
Electronic Data Systems
First American
International Business Machines
Mercury General
Medco Health Solutions
Merck
NIKE
Viacom
Western Wireless



FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
at February 29, 2004

                     (dollars and shares in thousands, except per-share amounts)

ASSETS:
 Investment securities at market:
  Unaffiliated issuers (cost: $11,396,888)         $14,366,978
  Affiliated issuer (cost: $31,647)                     35,711     $14,402,689
 Cash                                                                       69
 Receivables for:
  Sales of fund's shares                            65,641
  Dividends and interest                             6,345              71,986
                                                                    14,474,744
LIABILITIES:
 Payables for:
  Purchases of investments                          59,108
  Repurchases of fund's shares                       9,426
  Investment advisory services                       3,761
  Services provided by affiliates                    7,995
  Deferred Directors' compensation                   1,061
  Other fees and expenses                               65              81,416
NET ASSETS AT FEBRUARY 29, 2004                                    $14,393,328

NET ASSETS CONSIST OF:
 Capital paid in on shares of capital stock                        $11,498,290
 Undistributed net investment income                                     1,418
 Accumulated net realized loss                                         (80,534)
 Net unrealized appreciation                                         2,974,154
NET ASSETS AT FEBRUARY 29, 2004                                    $14,393,328


TOTAL AUTHORIZED CAPITAL STOCK - 1,000,000 shares, $1.00 par value

                                                                     NET ASSET
                                                       SHARES        VALUE PER
                                   NET ASSETS        OUTSTANDING     SHARE (1)

Class A                           $11,085,981         633,655        $17.50
Class B                               740,192          43,359         17.07
Class C                               849,119          49,966         16.99
Class F                               978,560          56,191         17.41
Class 529-A                           127,744           7,317         17.46
Class 529-B                            36,783           2,139         17.20
Class 529-C                            45,951           2,671         17.21
Class 529-E                             8,551             492         17.37
Class 529-F                             3,260             187         17.46
Class R-1                              11,747             680         17.28
Class R-2                             129,775           7,521         17.26
Class R-3                             188,736          10,866         17.37
Class R-4                              59,922           3,435         17.45
Class R-5                             127,007           7,241         17.54

(1) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for classes A and 529-A, for which the maximum offering prices per share were $18.57 and $18.53, respectively.


See Notes to Financial Statements



STATEMENT OF OPERATIONS
for the year ended February 29, 2004

INVESTMENT INCOME:                                       (dollars in thousands)
 Income:
  Dividends                                                            $66,860
  Interest                                                              24,978                   $91,838

 FEES AND EXPENSES:
  Investment advisory services                                          37,447
  Distribution services                                                 35,307
  Transfer agent services                                               10,355
  Administrative services                                                3,314
  Reports to shareholders                                                  427
  Registration statement and prospectus                                    757
  Postage, stationery and supplies                                       1,366
  Directors' compensation                                                  496
  Auditing and legal                                                        97
  Custodian                                                                163
  State and local taxes                                                     99
  Other                                                                     82
  Total expenses before reimbursement                                   89,910
   Reimbursement of expenses                                               266                    89,644
 Net investment income                                                                             2,194

Net realized gain and unrealized appreciation on investments:
 Net realized gain on investments                                                                106,725
 Net unrealized appreciation on investments                                                    3,125,418
  Net realized gain and unrealized appreciation on investments                                 3,232,143
Net increase in net assets resulting from operations                                          $3,234,337


See Notes to Financial Statements





STATEMENT OF CHANGES IN NET ASSETS                       (dollars in thousands)

                                                               Year ended             Year ended
                                                              February 29,           February 28,
                                                                  2004                   2003
Operations:
 Net investment income                                         $2,194                   $15,542
 Net realized gain (loss) on investments                      106,725                  (186,836)
 Net unrealized appreciation (depreciation)
  on investments                                            3,125,418                (1,186,878)
  Net increase (decrease) in net assets
   resulting from operations                                3,234,337                (1,358,172)

Dividends and distributions paid to
 shareholders:
 Dividends from net investment income                          (1,999)                  (13,443)
 Distributions from net realized gain
  on investments                                                -                       (52,719)
   Total dividends and distributions paid
    to shareholders                                            (1,999)                  (66,162)

Capital share transactions                                  3,484,267                 1,326,884

Total increase (decrease) in net assets                     6,716,605                   (97,450)

Net assets:
 Beginning of year                                          7,676,723                 7,774,173
 End of year (including undistributed
  net investment income: $1,418 and
  $1,125, respectively)                                   $14,393,328                $7,676,723


See Notes to Financial Statements



Notes to financial statements


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - AMCAP Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital by investing in U.S. companies with a record of superior growth.

The fund offers 14 share classes consisting of four retail share classes, five CollegeAmerica savings plan share classes and five retirement plan share classes. The CollegeAmerica savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F) are sponsored by the Commonwealth of Virginia and can be utilized to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights. The fund's share classes are described below:

----------------------------------------------------------------------------------------------------------
SHARE CLASS              INITIAL SALES        CONTINGENT DEFERRED SALES           CONVERSION FEATURE
                            CHARGE             CHARGE UPON REDEMPTION
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Classes A and 529-A       Up to 5.75%         None (except 1% for certain         None
                                              redemptions within one year of
                                              purchase without an initial sales
                                              charge)
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Classes B and 529-B       None                 Declines from 5% to zero for       Classes B and 529-B
                                               redemptions within six years       convert to classes A
                                               of purchase                        and 529-A, respectively,
                                                                                  after eight years
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
Class C                   None                 1% for redemptions within one      Class C converts to
                                               year of purchase                   Class F after 10 years
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
Class 529-C               None                 1% for redemptions within one      None
                                               year of purchase
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
Class 529-E               None                 None                               None
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
Classes F and 529-F       None                 None                               None
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
Classes R-1, R-2, R-3,    None                 None                               None
   R-4 and R-5
-----------------------------------------------------------------------------------------------------------

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

     SECURITY VALUATION - Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Securities and other assets for which representative market quotations are not readily available are fair valued as determined in good faith by authority of the fund's Board of Directors. Various factors may be reviewed in order to make a good faith determination of a security's fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; and changes in overall market conditions.

     SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

     CLASS ALLOCATIONS - Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.


2. FEDERAL INCOME TAXATION AND DISTRIBUTIONS

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made.

DISTRIBUTIONS - Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as short-term capital gains and losses; capital losses related to sales of securities within 30 days of purchase; deferred expenses; cost of investments sold; and net capital losses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund. As of February 29, 2004, the cost of investment securities for federal income tax purposes was $11,430,274,000.

During the year ended February 29, 2004, the fund reclassified $98,000 from accumulated net realized loss to undistributed net investment income to align financial reporting with tax reporting.

As of February 29, 2004, the components of distributable earnings on a tax basis were as follows:

                                                          (dollars in thousands)
Undistributed net investment income                                    $  2,478
Short-term and long-term capital loss deferrals                         (78,794)
Gross unrealized appreciation on investment securities                3,213,587
Gross unrealized depreciation on investment securities                 (241,172)

Short-term and long-term capital loss deferrals above include a capital loss carryforward of $67,938,000 expiring in 2011. The capital loss carryforward will be used to offset any capital gains realized by the fund in future years through the expiration date. The fund will not make distributions from capital gains while a capital loss carryforward remains. Also included are capital losses of $10,856,000, that were realized during the period November 1, 2003 through February 29, 2004.

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

                               YEAR ENDED FEBRUARY 29, 2004

                                                         TOTAL
                       ORDINARY       LONG-TERM       DISTRIBUTIONS
SHARE CLASS             INCOME      CAPITAL GAINS        PAID

Class A                $ 1,750            $ -          $ 1,750
Class B                      -              -                -
Class C                      -              -                -
Class F                    149              -              149
Class 529-A                 27              -               27
Class 529-B                  -              -                -
Class 529-C                  -              -                -
Class 529-E                  -              -                -
Class 529-F                  -*             -                -*
Class R-1                    2              -                2
Class R-2                    1              -                1
Class R-3                   13              -               13
Class R-4                   17              -               17
Class R-5                   40              -               40
Total                  $ 1,999            $ -          $ 1,999


                               YEAR ENDED FEBRUARY 28, 2003(1)

                                                         TOTAL
                       ORDINARY       LONG-TERM       DISTRIBUTIONS
SHARE CLASS             INCOME      CAPITAL GAINS        PAID

Class A               $ 12,397       $ 48,179         $ 60,576
Class B                      -          1,603            1,603
Class C                      -          1,271            1,271
Class F                    704          1,310            2,014
Class 529-A                 97            121              218
Class 529-B                  -             36               36
Class 529-C                  -             43               43
Class 529-E                  3              7               10
Class 529-F                  -*             -                -*
Class R-1                    -              -                -
Class R-2                   17              1               18
Class R-3                   18             -*               18
Class R-4                    4             -*                4
Class R-5                  203            148              351
Total                 $ 13,443       $ 52,719         $ 66,162

* Amount less than one thousand.
(1)  Class R-1,  R-2,  R-3,  R-4 and R-5 shares were offered  beginning  May 15,
     2002.


3. FEES AND TRANSACTIONS WITH RELATED PARTIES

Capital Research and Management Company ("CRMC"), the fund's investment adviser, is the parent company of American Funds Service Company ("AFS"), the fund's transfer agent, and American Funds Distributors, Inc. ("AFD"), the principal underwriter of the fund's shares.

INVESTMENT ADVISORY SERVICES - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.485% on the first $1 billion of daily net assets and decreasing to 0.310% on such assets in excess of $8 billion. The Board of Directors approved an amended agreement effective December 1, 2003, continuing the series of rates to include additional annual rates of 0.300% on daily net assets in excess of $13 billion but not exceeding $21 billion and 0.295% on such assets in excess of $21 billion. For the year ended February 29, 2004, the investment advisory service fee was $37,447,000, which was equivalent to an annualized rate of 0.344% of average daily net assets.

CLASS-SPECIFIC FEES AND EXPENSES - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

     DISTRIBUTION SERVICES - The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the Board of Directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for annual expenses, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In some cases, the Board of Directors has approved expense amounts lower than plan limits.

     ----------------------------------------------------------------------
     SHARE CLASS                    CURRENTLY APPROVED         PLAN LIMITS
                                          LIMITS
     ----------------------------------------------------------------------
     ----------------------------------------------------------------------
     Class A                               0.25%                   0.25%
     ----------------------------------------------------------------------
     ----------------------------------------------------------------------
     Class 529-A                           0.25                    0.50
     ----------------------------------------------------------------------
     ----------------------------------------------------------------------
     Classes B and 529-B                   1.00                    1.00
     ----------------------------------------------------------------------
     ----------------------------------------------------------------------
     Classes C, 529-C and R-1              1.00                    1.00
     ----------------------------------------------------------------------
     ----------------------------------------------------------------------
     Class R-2                             0.75                    1.00
     ----------------------------------------------------------------------
     ----------------------------------------------------------------------
     Classes 529-E and R-3                 0.50                    0.75
     ----------------------------------------------------------------------
     ----------------------------------------------------------------------
     Classes F, 529-F and R-4              0.25                    0.50
     ----------------------------------------------------------------------

     All share classes may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD for providing certain shareholder services. Expenses in excess of these amounts, up to approved limits, may be used to compensate dealers and wholesalers for shares sold.

     For classes A and 529-A, the Board of Directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. Each class reimburses AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of February 29, 2004, there were no unreimbursed expenses subject to reimbursement for classes A or 529-A.

     TRANSFER AGENT SERVICES - The fund has a transfer agent agreement with AFS for classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

     ADMINISTRATIVE SERVICES - The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all classes of shares other than classes A and B. Each relevant class pays CRMC annual fees of 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. During the start-up period for classes R-1, R-2, R-3 and R-4, CRMC has voluntarily agreed to pay a portion of these fees. Each 529 share class is subject to an additional annual administrative services fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the CollegeAmerica plan. Although these amounts are included with administrative services fees in the accompanying financial statements, the Commonwealth of Virginia is not considered a related party. Administrative services fees are presented gross of any payments made by CRMC.

     Expenses under the agreements described above for the year ended February 29, 2004, were as follows (dollars in thousands):

     --------------------------------------------------------------------------------------------------------------
       SHARE CLASS    DISTRIBUTION    TRANSFER AGENT                     ADMINISTRATIVE SERVICES
                        SERVICES         SERVICES
                                                       ------------------------------------------------------------
                                                              CRMC          TRANSFER AGENT      COMMONWEALTH OF
                                                         ADMINISTRATIVE        SERVICES             VIRGINIA
                                                            SERVICES                             ADMINISTRATIVE
                                                                                                    SERVICES
     --------------------------------------------------------------------------------------------------------------
         Class A         $21,731          $9,724         Not applicable     Not applicable       Not applicable
     --------------------------------------------------------------------------------------------------------------
     --------------------------------------------------------------------------------------------------------------
         Class B          5,113             631          Not applicable     Not applicable       Not applicable
     --------------------------------------------------------------------------------------------------------------
     --------------------------------------------------------------------------------------------------------------
         Class C          5,248          Included             $787               $192            Not applicable
                                            in
                                      administrative
                                         services
     --------------------------------------------------------------------------------------------------------------
     --------------------------------------------------------------------------------------------------------------
         Class F          1,496          Included              898                119            Not applicable
                                            in
                                      administrative
                                         services
     --------------------------------------------------------------------------------------------------------------
     --------------------------------------------------------------------------------------------------------------
       Class 529-A         100           Included              114                 13                 $ 76
                                            in
                                      administrative
                                         services
     --------------------------------------------------------------------------------------------------------------
     --------------------------------------------------------------------------------------------------------------
       Class 529-B         234           Included               35                 14                  23
                                            in
                                      administrative
                                         services
     --------------------------------------------------------------------------------------------------------------
     --------------------------------------------------------------------------------------------------------------
       Class 529-C         277           Included               42                 13                  28
                                            in
                                      administrative
                                         services
     --------------------------------------------------------------------------------------------------------------
     --------------------------------------------------------------------------------------------------------------
       Class 529-E          27           Included                8                 -*                   5
                                            in
                                      administrative
                                         services
     --------------------------------------------------------------------------------------------------------------
     --------------------------------------------------------------------------------------------------------------
       Class 529-F          3            Included                2                 1                    2
                                            in
                                      administrative
                                         services
     --------------------------------------------------------------------------------------------------------------
     --------------------------------------------------------------------------------------------------------------
        Class R-1           61           Included                9                 5             Not applicable
                                            in
                                      administrative
                                         services
     --------------------------------------------------------------------------------------------------------------
     --------------------------------------------------------------------------------------------------------------
        Class R-2          509           Included              102                435            Not applicable
                                            in
                                      administrative
                                         services
     --------------------------------------------------------------------------------------------------------------
     --------------------------------------------------------------------------------------------------------------
        Class R-3          427           Included              128                124            Not applicable
                                            in
                                      administrative
                                         services
     --------------------------------------------------------------------------------------------------------------
     --------------------------------------------------------------------------------------------------------------
        Class R-4           81           Included               48                 4             Not applicable
                                            in
                                      administrative
                                         services
     --------------------------------------------------------------------------------------------------------------
     --------------------------------------------------------------------------------------------------------------
        Class R-5    Not applicable      Included               85                 2             Not applicable
                                            in
                                      administrative
                                         services
     --------------------------------------------------------------------------------------------------------------
     --------------------------------------------------------------------------------------------------------------
          Total          $35,307          $10,355           $2,258              $922                 $134
     ----------------==============================================================================================
     * Amount less than one thousand.


DEFERRED DIRECTORS' COMPENSATION - Since the adoption of the deferred compensation plan in 1993, Directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors' compensation in the accompanying financial statements includes $170,000 in current fees (either paid in cash or deferred) and a net increase of $326,000 in the value of the deferred amounts.

AFFILIATED OFFICERS AND DIRECTORS - Officers and certain Directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or Directors received any compensation directly from the fund.

4. CAPITAL SHARE TRANSACTIONS

Capital share transactions in the fund were as follows (dollars and shares in thousands):

SHARE CLASS                              SALES(1)                       REINVESTMENTS OF
                                                                  DIVIDENDS AND DISTRIBUTIONS
                                   AMOUNT         SHARES                AMOUNT    SHARES
YEAR ENDED FEBRUARY 29, 2004
Class A                            $2,726,514     175,093              $ 1,647      109
Class B                               338,848      22,398                    -        -
Class C                               490,789      32,153                    -        -
Class F                               615,346      39,610                  136        9
Class 529-A                            69,775       4,430                   27        2
Class 529-B                            18,873       1,229                    -        -
Class 529-C                            25,276       1,625                    -        -
Class 529-E                             4,353         280                    -        -
Class 529-F                             2,470         154                    -        -
Class R-1                              11,054         723                    2        -*
Class R-2                             103,559       6,678                    1        -*
Class R-3                             164,901      10,441                   13        -*
Class R-4                              56,417       3,704                   17        1
Class R-5                              64,761       4,102                   40        3
Total net increase
   (decrease)                      $4,692,936     302,620              $ 1,883      124

YEAR ENDED FEBRUARY 28, 2003 (2)
Class A                            $1,671,380     119,951             $ 57,317    4,079
Class B                               212,471      15,363                1,557      111
Class C                               242,120      17,629                1,230       88
Class F                               275,462      19,996                1,808      130
Class 529-A                            43,692       3,112                  217       16
Class 529-B                            13,598         973                   36        2
Class 529-C                            16,257       1,164                   43        3
Class 529-E                             3,096         224                   10        1
Class 529-F                               507          38                    -*       -*
Class R-1                                 793          61                    -        -
Class R-2                              27,636       2,122                   18        1
Class R-3                              28,816       2,197                   18        1
Class R-4                               4,276         325                    4        -*
Class R-5                              66,654       4,738                  346       25
Total net increase
   (decrease)                      $2,606,758     187,893             $ 62,604    4,457


SHARE CLASS
                                         REPURCHASES(1)                 NET INCREASE
                                      AMOUNT       SHARES            AMOUNT     SHARES
YEAR ENDED FEBRUARY 29, 2004
Class A                            $ (941,332)    (61,174)         $ 1,786,829  114,028
Class B                               (41,976)     (2,801)             296,872   19,597
Class C                               (61,622)     (4,108)             429,167   28,045
Class F                               (95,136)     (6,141)             520,346   33,478
Class 529-A                            (3,082)       (195)              66,720    4,237
Class 529-B                              (822)        (52)              18,051    1,177
Class 529-C                            (1,447)        (92)              23,829    1,533
Class 529-E                              (152)        (10)               4,201      270
Class 529-F                               (72)         (4)               2,398      150
Class R-1                              (1,606)       (101)               9,450      622
Class R-2                             (16,479)     (1,084)              87,081    5,594
Class R-3                             (22,734)     (1,440)             142,180    9,001
Class R-4                              (8,358)       (522)              48,076    3,183
Class R-5                             (15,734)       (987)              49,067    3,118
Total net increase
   (decrease)                    $ (1,210,552)    (78,711)         $ 3,484,267  224,033

YEAR ENDED FEBRUARY 28, 2003 (2)
Class A                                 $ (1,160,096)    (85,607)    $ 568,601   38,423
Class B                                      (42,120)     (3,219)      171,908   12,255
Class C                                      (41,834)     (3,231)      201,516   14,486
Class F                                      (79,948)     (6,018)      197,322   14,108
Class 529-A                                   (1,314)       (102)       42,595    3,026
Class 529-B                                     (277)        (21)       13,357      954
Class 529-C                                     (483)        (37)       15,817    1,130
Class 529-E                                      (37)         (3)        3,069      222
Class 529-F                                      (22)         (1)          485       37
Class R-1                                        (32)         (3)          761       58
Class R-2                                     (2,524)       (196)       25,130    1,927
Class R-3                                     (4,326)       (333)       24,508    1,865
Class R-4                                       (967)        (73)        3,313      252
Class R-5                                     (8,498)       (640)       58,502    4,123
Total net increase
   (decrease)                           $ (1,342,478)    (99,484)  $ 1,326,884   92,866

* Amount less than one thousand.

(1)  Includes exchanges between share classes of the fund.
(2)  Class R-1,  R-2,  R-3,  R-4 and R-5 shares were offered  beginning  May 15,
     2002.

5. RESTRICTED SECURITIES

The fund has invested in certain securities that can be resold only to institutional investors. These securities are identified in the investment portfolio and, in practice, are as liquid as unrestricted securities in the portfolio. As of February 29, 2004, the total value of restricted securities was $1,418,548,000, which represented 9.86% of the net assets of the fund.

6. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $3,869,423,000 and $1,458,236,000, respectively, during the year ended February 29, 2004.

The fund receives a reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the year ended February 29, 2004, the custodian fee of $163,000 included $6,000 that was offset by this reduction, rather than paid in cash.


FINANCIAL HIGHLIGHTS (1)

                                                     Income (loss) from investment operations(2)
                                                                                NET GAINS
                                        NET ASSET                               (LOSSES) ON
                                          VALUE,                NET             SECURITIES         TOTAL FROM
                                        BEGINNING            INVESTMENT         (BOTH REALIZED     INVESTMENT
                                        OF PERIOD           INCOME (LOSS)       AND UNREALIZED)    OPERATIONS
CLASS A:
 Year ended 2/29/2004                     $12.78               $.02                $4.70            $4.72
 Year ended 2/28/2003                      15.29                .03                (2.42)           (2.39)
 Year ended 2/28/2002                      17.24                .09                (1.24)           (1.15)
 Year ended 2/28/2001                      19.00                .22                  .38              .60
 Year ended 2/29/2000                      17.84                .13                 3.61             3.74
CLASS B:
 Year ended 2/29/2004                      12.56               (.10)                4.61             4.51
 Year ended 2/28/2003                      15.12               (.07)               (2.39)           (2.46)
 Year ended 2/28/2002                      17.14               (.04)               (1.23)           (1.27)
 Period from 3/15/2000 to 2/28/2001        19.06                .09                  .31              .40
CLASS C:
 Year ended 2/29/2004                      12.51               (.11)                4.59             4.48
 Year ended 2/28/2003                      15.07               (.07)               (2.39)           (2.46)
 Period from 3/15/2001 to 2/28/2002        16.50               (.07)                (.59)            (.66)
CLASS F:
 Year ended 2/29/2004                      12.73                .01                 4.67             4.68
 Year ended 2/28/2003                      15.25                .03                (2.41)           (2.38)
 Period from 3/16/2001 to 2/28/2002        16.34                .05                 (.33)            (.28)
CLASS 529-A:
 Year ended 2/29/2004                      12.76                .01                 4.70             4.71
 Year ended 2/28/2003                      15.29                .04                (2.43)           (2.39)
 Period from 2/15/2002 to 2/28/2002        15.48                .01                 (.20)            (.19)
CLASS 529-B:
 Year ended 2/29/2004                      12.68               (.13)                4.65             4.52
 Year ended 2/28/2003                      15.28               (.08)               (2.42)           (2.50)
 Period from 2/19/2002 to 2/28/2002        15.21                 -   (4)             .07              .07
CLASS 529-C:
 Year ended 2/29/2004                      12.68               (.13)                4.66             4.53
 Year ended 2/28/2003                      15.28               (.08)               (2.42)           (2.50)
 Period from 2/19/2002 to 2/28/2002        15.21                 -   (4)             .07              .07
CLASS 529-E:
 Year ended 2/29/2004                      12.73               (.05)                4.69             4.64
 Period from 3/7/2002 to 2/28/2003         16.08               (.01)               (3.22)           (3.23)
CLASS 529-F:
 Year ended 2/29/2004                      12.78               (.01)                4.69             4.68
 Period from 9/17/2002 to 2/28/2003        12.80                .01                   -  (4)          .01
CLASS R-1:
 Year ended 2/29/2004                      12.73               (.12)                4.68             4.56
 Period from 6/26/2002 to 2/28/2003        13.96               (.04)               (1.19)           (1.23)
CLASS R-2:
 Year ended 2/29/2004                      12.71               (.11)                4.66             4.55
 Period from 5/21/2002 to 2/28/2003        15.51               (.05)               (2.63)           (2.68)
CLASS R-3:
 Year ended 2/29/2004                      12.75               (.05)                4.67             4.62
 Period from 6/4/2002 to 2/28/2003         15.06               (.01)               (2.17)           (2.18)
CLASS R-4:
 Year ended 2/29/2004                      12.76                .01                 4.69             4.70
 Period from 5/20/2002 to 2/28/2003        15.67                .02                (2.78)           (2.76)
CLASS R-5:
 Year ended 2/29/2004                      12.78                .06                 4.71             4.77
 Period from 5/15/2002 to 2/28/2003        15.72                .06                (2.85)           (2.79)

                                                                    DIVIDENDS AND DISTRIBUTIONS
                                          DIVIDENDS
                                          (FROM NET           DISTRIBUTIONS           TOTAL         NET ASSET
                                          INVESTMENT          (FROM CAPITAL        DIVIDENDS AND    VALUE, END      TOTAL
                                           INCOME)               GAINS)            DISTRIBUTIONS    OF PERIOD       RETURN (3)

CLASS A:
 Year ended 2/29/2004                         $-  (4)           $-                   $-   (4)      $17.50           36.96%
 Year ended 2/28/2003                       (.02)              (.10)                (.12)           12.78          (15.70)
 Year ended 2/28/2002                       (.09)              (.71)                (.80)           15.29           (7.08)
 Year ended 2/28/2001                       (.10)             (2.26)               (2.36)           17.24            3.03
 Year ended 2/29/2000                       (.10)             (2.48)               (2.58)           19.00           22.30
CLASS B:
 Year ended 2/29/2004                         -                  -                    -             17.07           35.91
 Year ended 2/28/2003                         -                (.10)                (.10)           12.56          (16.36)
 Year ended 2/28/2002                       (.04)              (.71)                (.75)           15.12           (7.82)
 Period from 3/15/2000 to 2/28/2001         (.06)             (2.26)               (2.32)           17.14            1.93
CLASS C:
 Year ended 2/29/2004                         -                  -                    -             16.99           35.81
 Year ended 2/28/2003                         -                (.10)                (.10)           12.51          (16.42)
 Period from 3/15/2001 to 2/28/2002         (.06)              (.71)                (.77)           15.07           (4.44)
CLASS F:
 Year ended 2/29/2004                         -   (4)            -                    -   (4)       17.41           36.81
 Year ended 2/28/2003                       (.04)              (.10)                (.14)           12.73          (15.74)
 Period from 3/16/2001 to 2/28/2002         (.10)              (.71)                (.81)           15.25           (2.12)
CLASS 529-A:
 Year ended 2/29/2004                       (.01)                -                  (.01)           17.46           36.90
 Year ended 2/28/2003                       (.04)              (.10)                (.14)           12.76          (15.73)
 Period from 2/15/2002 to 2/28/2002           -                  -                    -             15.29           (1.23)
CLASS 529-B:
 Year ended 2/29/2004                         -                  -                    -             17.20           35.65
 Year ended 2/28/2003                         -                (.10)                (.10)           12.68          (16.45)
 Period from 2/19/2002 to 2/28/2002           -                  -                    -             15.28            .46
CLASS 529-C:
 Year ended 2/29/2004                         -                  -                    -             17.21           35.72
 Year ended 2/28/2003                         -                (.10)                (.10)           12.68          (16.45)
 Period from 2/19/2002 to 2/28/2002           -                  -                    -             15.28            .46
CLASS 529-E:
 Year ended 2/29/2004                         -                  -                    -             17.37           36.45
 Period from 3/7/2002 to 2/28/2003          (.02)              (.10)                (.12)           12.73          (20.18)
CLASS 529-F:
 Year ended 2/29/2004                         -   (4)            -                    -   (4)       17.46           36.66
 Period from 9/17/2002 to 2/28/2003         (.03)                -                  (.03)           12.78            .05
CLASS R-1:
 Year ended 2/29/2004                       (.01)                -                  (.01)           17.28           35.81
 Period from 6/26/2002 to 2/28/2003           -                  -                    -             12.73           (8.81)
CLASS R-2:
 Year ended 2/29/2004                         -   (4)            -                    -   (4)       17.26           35.80
 Period from 5/21/2002 to 2/28/2003         (.02)              (.10)                (.12)           12.71          (17.37)
CLASS R-3:
 Year ended 2/29/2004                         -   (4)            -                    -   (4)       17.37           36.27
 Period from 6/4/2002 to 2/28/2003          (.03)              (.10)                (.13)           12.75          (14.58)
CLASS R-4:
 Year ended 2/29/2004                       (.01)                -                  (.01)           17.45           36.84
 Period from 5/20/2002 to 2/28/2003         (.05)              (.10)                (.15)           12.76          (17.74)
CLASS R-5:
 Year ended 2/29/2004                       (.01)                -                  (.01)           17.54           37.32
 Period from 5/15/2002 to 2/28/2003         (.05)              (.10)                (.15)           12.78          (17.83)


                                                                RATIO OF                 RATIO OF NET
                                       NET ASSETS,              EXPENSES                 INCOME (LOSS)
                                       END OF PERIOD            TO AVERAGE               TO AVERAGE
                                       (IN MILLIONS)            NET ASSETS               NET ASSETS

CLASS A:
 Year ended 2/29/2004                    $11,086                  .73%                     .11%
 Year ended 2/28/2003                     6,641                   .77                       .25
 Year ended 2/28/2002                     7,356                   .71                       .58
 Year ended 2/28/2001                     7,417                   .67                      1.18
 Year ended 2/29/2000                     7,270                   .68                       .72
CLASS B:
 Year ended 2/29/2004                      740                    1.50                     (.66)
 Year ended 2/28/2003                      299                    1.55                     (.52)
 Year ended 2/28/2002                      174                    1.49                     (.27)
 Period from 3/15/2000 to 2/28/2001        41                     1.47 (5)                  .50  (5)
CLASS C:
 Year ended 2/29/2004                      849                    1.56                     (.73)
 Year ended 2/28/2003                      274                    1.59                     (.55)
 Period from 3/15/2001 to 2/28/2002        112                    1.61 (5)                 (.46) (5)
CLASS F:
 Year ended 2/29/2004                      978                    .78                       .05
 Year ended 2/28/2003                      289                    .82                       .22
 Period from 3/16/2001 to 2/28/2002        131                    .84  (5)                  .31  (5)
CLASS 529-A:
 Year ended 2/29/2004                      128                    .77                       .06
 Year ended 2/28/2003                      39                     .78                       .28
 Period from 2/15/2002 to 2/28/2002         1                     .03                       .03
CLASS 529-B:
 Year ended 2/29/2004                      37                     1.68                     (.85)
 Year ended 2/28/2003                      12                     1.71                     (.65)
 Period from 2/19/2002 to 2/28/2002         - (6)                  .04                        -  (7)
CLASS 529-C:
 Year ended 2/29/2004                      46                     1.67                     (.84)
 Year ended 2/28/2003                      14                     1.69                     (.63)
 Period from 2/19/2002 to 2/28/2002         - (6)                  .04                        -  (7)
CLASS 529-E:
 Year ended 2/29/2004                       8                     1.14                     (.31)
 Period from 3/7/2002 to 2/28/2003          3                     1.16 (5)                 (.09) (5)
CLASS 529-F:
 Year ended 2/29/2004                       3                     .89                      (.07)
 Period from 9/17/2002 to 2/28/2003         - (6)                 .40                       .07
CLASS R-1:
 Year ended 2/29/2004                      12                     1.57 (8)                 (.75)
 Period from 6/26/2002 to 2/28/2003         1                     1.58 (5)(8)              (.49) (5)
CLASS R-2:
 Year ended 2/29/2004                      130                    1.53 (5)                 (.70)
 Period from 5/21/2002 to 2/28/2003        25                     1.54 (5)(8)              (.46) (5)
CLASS R-3:
 Year ended 2/29/2004                      189                    1.15 (8)                 (.32)
 Period from 6/4/2002 to 2/28/2003         24                     1.16 (5)(8)              (.09) (5)
CLASS R-4:
 Year ended 2/29/2004                      60                     .78  (8)                  .05
 Period from 5/20/2002 to 2/28/2003         3                     .81  (5)(8)               .24  (5)
CLASS R-5:
 Year ended 2/29/2004                      127                    .47                       .37
 Period from 5/15/2002 to 2/28/2003        53                     .48  (5)                  .58  (5)

                                          Year ended February 28 or 29

                                  2004      2003      2002      2001      2000

Portfolio turnover rate
     for all classes of shares    17%       18%       25%       39%       34%


(1) Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Year ended 2000 is based on shares outstanding on the last day of the year; all other periods are based on average shares outstanding.
(3) Total returns exclude all sales charges, including contingent deferred sales charges.
(4)  Amount less than one cent.
(5)  Annualized.
(6)  Amount less than $1 million.
(7)  Amount less than .01 percent.
(8) During the start-up period for this class, CRMC voluntarily agreed to pay a portion of the fees relating to transfer agent services. Had CRMC not paid such fees, annualized expense ratios would have been 1.60%, 1.91% and 1.16% for classes R-1, R-2 and R-3, respectively, during the year ended February 29, 2004, and 3.01%, 2.21%, 1.29% and .95% for classes R-1, R-2, R-3 and
     R-4, respectively, during the year ended February 28, 2003. The expense ratio for Class R-4 was not affected by any payments made by CRMC during the year ended February 29, 2004.


See Notes to Financial Statements


INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholders of AMCAP Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of AMCAP Fund, Inc. (the "Fund"), including the investment portfolio, as of February 29, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 29, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AMCAP Fund, Inc. as of February 29, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Los Angeles, California
April 13, 2004


TAX INFORMATION (UNAUDITED)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The information below is provided for the fund's fiscal year ending February 29, 2004.

Individual shareholders are eligible for reduced tax rates on qualified dividend income. For purposes of computing the dividends eligible for reduced tax rates, all of the dividends paid by the fund from net investment income earned during the fiscal year are considered qualified dividend income. In addition, all of the dividends paid by the fund from net investment income earned during the prior fiscal year are considered qualified dividend income.

Corporate shareholders may exclude up to 70% of qualifying dividends. For purposes of computing this exclusion, all of the dividends paid by the fund from net investment income earned during the fiscal year represent qualifying dividends.

Certain states may exempt from income taxation that portion of dividends paid by the fund from net investment income that was derived from direct U.S. government obligations. For purposes of computing this exclusion, $139,000 of the dividends paid by the fund from net investment income earned during the fiscal year were derived from interest on direct U.S. government obligations.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

SINCE THE INFORMATION ABOVE IS REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 2005 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 2004 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.